UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust

(Exact name of registrant as specified in charter)

6803 S. Tucson Way

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip Code)

Cynthia Lo Bessette

OFI SteelPath, Inc.

225 Liberty Street

New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report 11/30/2017

OppenheimerFunds®

The Right Way to Invest

Oppenheimer SteelPath MLP Select 40 Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	43
Board Approval of the Fund’s Investment Advisory Agreement	44
Distribution Sources	47
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	48
Trustees and Officers	49
Privacy Policy Notice	56

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-4.00%	-9.52%	22.87%	-6.83%
5-Year	1.37%	0.18%	15.74%	-1.61%
Since Inception (3/31/10)	4.13%	3.33%	13.62%	4.73%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -4.00% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return of -6.83%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 22.87%.

Despite underperforming the broader markets over the twelve-month reporting period ended November 30, 2017, we believe midstream operators are set to benefit from several tailwinds in the years ahead. Commodity prices have improved, a recovery in U.S. production of crude oil and natural gas is evident, and capital market conditions have improved from the depths of the cycle.

Out of the extreme energy industry turbulence that reflected the cyclical break in oil prices that began in late 2014, a new normal appears to have emerged. In this new-normal environment, crude oil prices are likely to stay significantly below pre-break levels but, in our view, U.S. shale producers appear capable of delivering moderate production growth nonetheless. As such, we see midstream assets benefiting from a durable period of volume growth. Further, the massive, and expensive, buildout of pipelines and other infrastructure needed to accommodate the new shale production basins also appears to be moderating. As a result, we believe

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 3

many midstream operators sit in the enviable position of having the capacity to flow growing volumes through existing assets rather than needing to fund large new capacity additions. Therefore, as the energy markets continue to normalize, the midstream sector appears poised to offer visible business growth at attractive valuations.

Over the reporting period, we estimate approximately $23 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a modest decrease from the approximately $26 billion that was raised over the twelve month reporting period ended November 30, 2016. MLPs also raised approximately $31 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $57.40 per barrel, up 16% from the prior year. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. The crude oil price improvement appears linked to healthy demand growth and continued reduction in global inventories. Brent exited the period at a $6 per barrel premium to WTI, widening from recent normalized levels of $1 to $3 per barrel. While the Brent-WTI spread is wider than normal, it is similar in magnitude to the spread between crude oil priced along the U.S. Gulf Coast and WTI. Importantly, this inland differential provides an arbitrage opportunity for industry participants with midstream capacity from inland basins to the Gulf Coast and is supportive for midstream providers seeking to contract new capacity, principally from the Permian basin.

Henry Hub natural gas spot prices exited the period at $2.94 per million British thermal units (“mmbtu”), down 11% over the reporting period. Over the period natural gas storage levels have normalized to five year average levels as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico, and production has resumed a growth trajectory in key low-cost areas such as Appalachia, the Haynesville shale, and the Permian basin.

Mont Belvieu NGL prices ended the reporting period at $32.16 per barrel, a 35% increase over the reporting period. All of the NGL purity products ended the period higher than the same time in the prior year, with particular strength in propane pricing, which benefited from improved inventory levels and robust export volumes. Frac spreads, a measure of natural gas processing economics, ended the period at $0.50 per gallon, up 82% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

4 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

The yield curve modestly flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield rose eight basis points to end the period at 2.41%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 66 basis points to 5.71%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 13.86% (as measured by the Dow Jones Equity REIT Total Return Index) and 25.94% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s total return of -6.83%. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, exiting significantly below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The marine group also benefited by improving production expectations alongside continued strength in export volumes.

The diversified and petroleum pipeline subsectors experienced the weakest average performance over the reporting period. Both subsectors saw healthy performance from many constituents offset by particularly weak performance from a select subset of partnerships that either reduced their distribution payouts or saw increasing risk of a distribution cut.

FUND REVIEW

Key contributors to the Fund were Sunoco, LP (SUN) and MPLX, LP (MPLX).

SUN units outperformed over the period following its announced $3.3 billion divestiture of its convenience store business. SUN intends to use the proceeds to de-lever the balance sheet. SUN’s diverse geographic footprint, improved balance sheet and focus on the wholesale fuel distribution business are expected to provide for steady long-term operational performance.

MPLX units outperformed over the period as the company and its sponsor, Marathon Petroleum (MPC), advanced their ongoing dropdown and incentive distribution rights (“IDR”) restructuring plan. Specifically, late in the period MPLX acquired a 25% interest in the Explorer Pipeline, a 35% interest in the Southern Access Extension Pipeline, and a 41% interest in the Louisiana Offshore Oil Port from MPC for $1.1 billion. MPC holds midstream assets with an additional $1 billion of annualized EBITDA that are expected to be dropped to MPLX during 2018.

Key detractors from the Fund were Genesis Energy, LP (GEL) and Energy Transfer Partners (ETP).

GEL units underperformed over the period on negative investor sentiment related to the acquisition of the trona-based exploration and production

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 5

businesses of Tronox Limited. Although the acquisition was accretive to distributable cash flow per unit and GEL’s leverage, the assets acquired were not traditional midstream assets and not well understood by MLP investors. Late in the period GEL chose to reduce its distribution to fund growth capital, judging the company’s equity valuation, and resulting distribution yield, as not reflective of the partnership’s growth potential, and thereby removing plans for near-term equity financing.

ETP underperformed over the period as market participants adjusted portfolio weightings following its merger with Sunoco Logistics and ahead of the partnership’s reduced weighting in the AMZ resulting from Alerian’s updated index methodology. ETP expects to target near term distribution growth in the low double digits while maintaining distribution coverage in excess of 1.0x. With several multi-billion dollar projects expected to enter service in late 2017 and early 2018, we believe ETP is well positioned to deliver on its projections.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund did not have a valuation allowance in place during the reporting period. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the midstream sector is in a position to benefit from several important tailwinds that market sentiment and equity valuations appear to underestimate. Further, we believe that as the broader energy markets continue to normalize, even at today’s commodity prices, these tailwinds may begin to attract greater investor interest and aid in the sector’s recovery.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer Partners LP	5.44%
MPLX LP	5.20%
Energy Transfer Equity LP	5.20%
Enterprise Products Partners LP	5.00%
Buckeye Partners LP	4.54%
Holly Energy Partners LP	4.35%
TC Pipelines LP	4.14%
Tallgrass Energy GP LP	3.91%
Magellan Midstream Partners LP	3.84%
Sunoco LP	3.74%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total value of investments.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-4.00%	1.37%	4.13%
Class C (MLPEX)	7/14/11	-4.74%	0.63%	1.67%
Class I (OSPSX)	6/28/13	-3.78%	N/A	-1.60%
Class W (MLPYX)	3/31/10	-3.68%	1.65%	4.43%
Class Y (MLPTX)	3/31/10	-3.68%	1.65%	4.43%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPFX)	3/31/10	-9.52%	0.18%	3.33%
Class C (MLPEX)	7/14/11	-5.62%	0.63%	1.67%
Class I (OSPSX)	6/28/13	-3.78%	N/A	-1.60%
Class W (MLPYX)	3/31/10	-3.68%	1.65%	4.43%
Class Y (MLPTX)	3/31/10	-3.68%	1.65%	4.43%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

8 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Actual	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During 6 Months Ended November 30, 2017*
CLASS A	$ 1,000.00	$ 942.40	$ 5.40
CLASS C	1,000.00	939.70	9.06
CLASS I	1,000.00	944.00	3.87
CLASS W	1,000.00	944.90	4.19
CLASS Y	1,000.00	944.90	4.22

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,019.44	5.61
CLASS C	1,000.00	1,015.65	9.42
CLASS I	1,000.00	1,021.02	4.02
CLASS W	1,000.00	1,020.69	4.36
CLASS Y	1,000.00	1,020.66	4.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended November 30, 2017 are as follows:

Class	Expense Ratios*
CLASS A	1.11%
CLASS C	1.86
CLASS I	0.79
CLASS W	0.86
CLASS Y	0.87

*	For the 6-month period ended November 30, 2017, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, W, and Y reflect contractual and/or voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 11

STATEMENT OF INVESTMENTS November 30, 2017

Description	Shares	Value
MLP Investments and Related Entities — 95.1%
Coal — 0.2%
Alliance Holdings GP LP	284,016	$7,020,875

Diversified — 9.6%
Enterprise Products Partners LP	6,329,685	155,900,142
Hess Midstream Partners LP	699,510	14,787,641
Westlake Chemical Partners LP	923,180	20,309,960
Williams Partners LP	2,931,521	107,586,821
Total Diversified		298,584,564

Gathering/Processing — 11.4%
Antero Midstream GP LP	1,623,375	28,814,906
Antero Midstream Partners LP	1,859,560	51,230,878
Archrock Partners LP	2,570,598	28,148,048
Crestwood Equity Partners LP	340,545	8,156,053
CSI Compressco LP	831,809	4,217,272
Summit Midstream Partners LP	1,770,769	33,556,072
Targa Resources Corp.	2,196,039	95,308,093
Western Gas Partners LP	2,342,968	105,011,826
Total Gathering/Processing		354,443,148

Marine — 2.7%
GasLog Partners LP [3]	1,289,868	28,506,083
Golar LNG Partners LP [3]	1,661,748	33,218,342
Teekay LNG Partners LP [3]	1,233,102	22,257,491
Teekay Offshore Partners LP [3]	102,200	240,170
Total Marine		84,222,086
Natural Gas Pipelines — 29.8%
Cone Midstream Partners LP	1,075,260	18,150,389
CrossAmerica Partners LP	925,336	22,263,584
Energy Transfer Equity LP	9,996,545	161,944,029
Energy Transfer Partners LP	10,203,089	169,473,316
EQT Midstream Partners LP	998,729	68,532,784
Rice Midstream Partners LP [1]	4,286,998	89,298,168
Spectra Energy Partners LP	793,203	32,457,867
Tallgrass Energy GP LP [1]	5,397,214	121,977,036
Tallgrass Energy Partners LP	2,629,444	115,485,181
TC Pipelines LP	2,537,202	128,915,234
Total Natural Gas Pipelines		928,497,588

Petroleum Transportation — 41.4%
Andeavor Logistics LP	1,829,138	81,872,217
Buckeye Partners LP	3,081,716	141,543,216
DCP Midstream LP	2,239,090	78,681,623
Enbridge Energy Partners LP	3,385,335	49,493,598
Genesis Energy LP	5,171,601	111,034,273
Global Partners LP	1,060,245	18,448,263
Holly Energy Partners LP [1]	4,090,947	135,451,255
Magellan Midstream Partners LP	1,788,379	119,821,393
MPLX LP	4,519,678	162,075,653
NGL Energy Partners LP	4,905,037	61,312,962
NuStar Energy LP	1,180,445	34,303,732
NuStar GP Holdings LLC [1]	3,722,772	54,166,333
Plains All American Pipeline LP	722,214	14,083,173

12 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Petroleum Transportation — 41.4% (Continued)
Shell Midstream Partners LP	835,466	$22,599,355
Sunoco LP	3,969,478	116,543,874
TransMontaigne Partners LP [1]	2,310,021	90,437,322
Total Petroleum Transportation		1,291,868,242

Total MLP Investments and Related Entities
(identified cost $2,838,672,566)		2,964,636,503

Common Stocks — 3.1%
Diversified — 3.1%
ONEOK, Inc.	1,857,974	96,428,851

Total Common Stock
(identified cost $100,261,519)		96,428,851
Preferred MLP Investments and Related Entities — 2.1%
Gathering/Processing — 0.8%
Crestwood Equity Partners LP, 9.25% [2,4,5,6]	2,867,200	23,166,976

Petroleum Transportation — 1.3%
GPM Petroleum LP, 10.00% [1,2,4]	2,000,000	40,700,000

Total Preferred MLP Investments and Related Entities
(identified cost $59,088,238)		63,866,976

Total Investments — 100.3%
(identified cost $2,998,022,323)		3,124,932,330
Liabilities In Excess of Other Assets — (0.3)%		(8,136,060)
Net Assets — 100.0%		$3,116,796,270

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares November 30, 2017
MLP Investments and Related Entities
Holly Energy Partners LPi	4,260,282	72,000	(241,335)	4,090,947
Midcoast Energy Partners LPi	1,339,510	—	(1,339,510)	—
NuStar GP Holdings LLC	1,834,567	1,917,305	(29,100)	3,722,772
Rice Midstream Partners LPii	2,958,060	1,530,875	(201,937)	4,286,998
Rice Midstream Partners LP PIPE Unitsi, ii	997,501	—	(997,501)	—
Tallgrass Energy GP LP	2,423,040	3,059,474	(85,300)	5,397,214
TransMontaigne Partners LP	1,264,800	1,087,751	(42,530)	2,310,021
Preferred MLP Investments and Related Entities
GPM Petroleum LP - Preferrediii	2,000,000	—	—	2,000,000

	Value November 30, 2017	Distributions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)
MLP Investments and Related Entities
Holly Energy Partners LPi	$135,451,255	$10,384,024	$5,862,217	$8,537,031
Midcoast Energy Partners LPi	—	478,875	(8,368,463)	11,190,385
NuStar GP Holdings LLC	54,166,333	7,193,500	174,605	(38,569,684)
Rice Midstream Partners LPii	89,298,168	4,051,819	1,550,873	(1,139,223)
Rice Midstream Partners LP PIPE Unitsi, ii	—	510,022	—	1,389,519
Tallgrass Energy GP LP	121,977,036	5,564,379	594,377	(12,209,775)
TransMontaigne Partners LP	90,437,322	6,052,414	866,187	(6,380,932)
Preferred MLP Investments and Related Entities
GPM Petroleum LP - Preferrediii	40,700,000	3,914,628	—	4,554,628
	$532,030,114	$38,149,661	$679,796	$(32,628,051)

i.	Is not an affiliate as of November 30, 2017. Was an affiliate during the year ended November 30, 2017.

ii.	Rice Midstream Partners LP PIPE Units were converted to Rice Midstream Partners LP in a non-taxable corporate action.

iii.	An affiliate due to the Manager sitting on the board.

14 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF INVESTMENTS (Continued)

2.

Restricted security. The aggregate value of restricted securities at period end was $63,866,976, which represents 2.1% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Crestwood Equity Partners LP - Preferred	3/2/2017 – 8/14/2017	$26,144,698	$23,166,976	$(2,977,722)
GPM Petroleum LP - Preferred	1/12/2016	32,943,540	40,700,000	7,756,460

3.	Foreign security denominated in U.S. Dollars.

4.	The value of this security was determined using significant unobservable inputs. See note 3 of accompanying Notes.

5.

Represents securities sold under 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities amount to $23,166,976 or 0.8% of the Fund’s net assets at period end.

6.	Interest or dividend paid in kind, when applicable.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 15

STATEMENT OF ASSETS AND LIABILITIES November 30, 2017

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,599,088,375)	$2,728,353,471
Affiliated companies (cost $398,933,948)	396,578,859
3,124,932,330
Receivable for beneficial interest sold	9,648,081
Deferred tax asset, net	7,275,165
Prepaid expenses	325,827
Dividends receivable	5,510
Total assets	3,142,186,913

Liabilities:
Due to custodian	12,729,358
Payable for beneficial interest redeemed	9,547,644
Payable to Manager	1,563,040
Payable for distribution and service plan fees	497,656
Transfer agent fees payable, net of voluntary waiver	465,291
Trustees' fees payable	21,686
Borrowing expense payable	20,399
Other liabilities	545,569
Total liabilities	25,390,643

Net Assets	$3,116,796,270

Composition of Net Assets
Par value of shares of beneficial interest	$377,698
Paid-in capital	3,157,239,747
Undistributed net investment loss, net of deferred taxes	(118,716,581)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(1,399,766)
Net unrealized appreciation on investments, net of deferred taxes	79,295,172
Net Assets	$3,116,796,270

16 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$8.15
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.65
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.76
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$8.41
Class W Shares:
Net asset value, offering price and redemption proceeds per share	$8.39
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$8.39

Net Assets:
Class A shares	$466,445,270
Class C shares	479,456,972
Class I shares	467,944,872
Class W shares	4,918,945
Class Y shares	1,698,030,211
Total Net Assets	$3,116,796,270

Shares Outstanding:
Class A shares	57,210,704
Class C shares	61,788,322
Class I shares	55,613,687
Class W shares	586,607
Class Y shares	202,498,781
Total Shares Outstanding	377,698,101

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 17

STATEMENT OF OPERATIONS For the Year Ended November 30, 2017

Investment Income
Distributions from:
Unaffiliated MLP Investments and Related Entities	$188,272,570
Affiliated MLP Investments and Related Entities	38,149,661
Less return of capital on distributions from:
Unaffiliated MLP Investments and Related Entities	(188,272,570)
Affiliated MLP Investments and Related Entities	(38,149,661)
Dividend income	6,200,132
Total investment income	6,200,132

Expenses
Management fees	22,820,676
Distribution and service plan fees
Class A	1,440,243
Class C	5,319,988
Transfer agent fees
Class A	1,271,380
Class C	1,170,563
Class I	119,770
Class W	13,354
Class Y	3,855,432
Administrative fees	708,588
Registration fees	250,003
Tax expense	249,231
Borrowing fees	228,650
Legal, auditing, and other professional fees	211,300
Custody fees	182,077
Trustees' fees	92,382
Other	75,313
Total expenses, before waivers and deferred taxes	38,008,950
Less expense waivers	(3,332,686)
Net expenses, before deferred taxes	34,676,264

Net investment loss, before deferred taxes	(28,476,132)
Deferred tax benefit	11,066,274
Net investment loss, net of deferred taxes	(17,409,858)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains
Investments from:
Unaffiliated companies	81,324,334
Affiliated companies	679,796
Deferred tax expense	(30,095,516)
Net realized gains, net of deferred taxes	51,908,614
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	(240,799,979)
Affiliated companies	(32,628,051)
Deferred tax benefit	100,348,087
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(173,079,943)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	(121,171,329)
Change in net assets resulting from operations	$(138,581,187)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(17,409,858)	$(11,720,394)
Net realized gains/(losses), net of deferred taxes	51,908,614	(75,521,417)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(173,079,943)	271,004,499
Change in net assets resulting from operations	(138,581,187)	183,762,688

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(36,328,608)	(47,334,331)
Class C shares	(35,383,926)	(38,813,705)
Class I shares	(25,565,358)	(18,804,337)
Class W shares	(370,965)	(685,522)
Class Y shares	(109,744,905)	(110,561,896)
Total distributions to shareholders from return of capital:	(207,393,762)	(216,199,791)

Distributions to shareholders from income:
Class A shares	(8,074,711)	—
Class C shares	(7,864,737)	—
Class I shares	(5,682,378)	—
Class W shares	(82,454)	—
Class Y shares	(24,392,852)	—
Total distributions to shareholders from income:	(46,097,132)	—
Change in net assets resulting from distributions to shareholders	(253,490,894)	(216,199,791)

Beneficial Interest Transactions
Class A shares	(103,998,868)	32,860,671
Class C shares	29,662,550	77,425,235
Class I shares	208,483,920	116,926,337
Class W shares	(1,176,519)	(10,900,819)
Class Y shares	308,565,266	233,362,480
Change in net assets resulting from beneficial interest transactions	441,536,349	449,673,904
Change in net assets	49,464,268	417,236,801

Net Assets
Beginning of period	3,067,332,002	2,650,095,201
End of period	$3,116,796,270	$3,067,332,002

Undistributed net investment loss, net of deferred taxes	$(118,716,581)	$(55,209,591)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 19

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.18	$9.35	$12.54	$11.99	$10.67
Income/(loss) from investment operations:
Net investment loss[1]	(0.06)	(0.05)	(0.04)	(0.09)	(0.07)
Return of capital[1]	0.40	0.41	0.43	0.44	0.44
Net realized and unrealized gains/(losses)	(0.66)	0.18	(2.87)	0.91	1.66
Total from investment operations	(0.32)	0.54	(2.48)	1.26	2.03
Distributions to shareholders:
Return of capital	(0.58)	(0.71)	(0.71)	(0.71)	(0.71)
Income	(0.13)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$8.15	$9.18	$9.35	$12.54	$11.99

Total Return, at Net Asset Value[2]	(4.00%)	6.31%	(20.49%)	10.59%	19.32%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$466,445	$631,417	$608,965	$872,216	$618,758
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.23%	1.24%	1.23%	1.25%	1.13%
Expense (waivers)	(0.12%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	1.11%[3]	1.12%[3]	1.12%[3]	1.13%[3]	1.12%[4]
Deferred tax expense/(benefit)[5,6]	(2.49%)	3.79%	(13.36%)	5.19%	8.42%
Total expenses/(benefit)	(1.38%)	4.91%	(12.24%)	6.32%	9.54%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.16%)	(1.08%)	(0.83%)	(1.24%)	(0.94%)
Expense (waivers)	(0.12%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.04%)	(0.96%)	(0.72%)	(1.12%)	(0.93%)
Deferred tax benefit[6,7]	0.34%	0.38%	0.32%	0.41%	0.33%
Net investment loss	(0.70%)	(0.58%)	(0.40%)	(0.71%)	(0.60%)

Portfolio turnover rate	13%	10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.84	$9.09	$12.30	$11.87	$10.64
Income/(loss) from investment operations:
Net investment loss[1]	(0.15)	(0.13)	(0.13)	(0.18)	(0.13)
Return of capital[1]	0.40	0.41	0.43	0.44	0.45
Net realized and unrealized gains/(losses)	(0.62)	0.18	(2.80)	0.88	1.62
Total from investment operations	(0.37)	0.46	(2.50)	1.14	1.94
Distributions to shareholders:
Return of capital	(0.58)	(0.71)	(0.71)	(0.71)	(0.71)
Income	(0.13)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$7.76	$8.84	$9.09	$12.30	$11.87

Total Return, at Net Asset Value[2]	(4.74%)	5.59%	(21.07%)	9.66%	18.51%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$479,457	$517,869	$451,373	$475,459	$241,984
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.98%	1.99%	1.98%	2.00%	1.89%
Expense (waivers)	(0.12%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	1.86%[3]	1.87%[3]	1.87%[3]	1.88%[3]	1.88%[4]
Deferred tax expense/(benefit)[5,6]	(2.49%)	3.79%	(13.36%)	5.19%	6.84%
Total expenses/(benefit)	(0.63%)	5.66%	(11.49%)	7.07%	8.72%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.21%)	(2.01%)	(1.65%)	(2.01%)	(1.70%)
Expense (waivers)	(0.12%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.09%)	(1.89%)	(1.54%)	(1.89%)	(1.69%)
Deferred tax benefit[6,7]	0.34%	0.38%	0.39%	0.41%	0.62%
Net investment loss	(1.75%)	(1.51%)	(1.15%)	(1.48%)	(1.07%)

Portfolio turnover rate	13%	10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.85%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.43	$9.54	$12.74	$12.14	$12.20
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.01)	0.01	0.09	(0.05)	(0.04)
Return of capital[3]	0.40	0.41	0.43	0.44	0.004
Net realized and unrealized gains/(losses)	(0.70)	0.18	(3.01)	0.92	0.33
Total from investment operations	(0.31)	0.60	(2.49)	1.31	0.29
Distributions to shareholders:
Return of capital	(0.58)	(0.71)	(0.71)	(0.71)	(0.35)
Income	(0.13)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.35)
Net asset value, end of period	$8.41	$9.43	$9.54	$12.74	$12.14

Total Return, at Net Asset Value[5]	(3.78%)	6.83%	(20.25%)	10.87%	2.45%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$467,945	$313,325	$193,494	$57,153	$53,247
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	0.79%[7]	0.80%[7]	0.80%[7]	0.81%[7]	1.32%[8]
Deferred tax expense/(benefit)[9,10]	(2.49%)	3.79%	(13.36%)	5.19%	0.96%
Total expenses/(benefit)	(1.70%)	4.59%	(12.56%)	6.00%	2.28%

Ratio of Investment Income/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.44%)	(0.29%)	0.45%	(0.82%)	(1.32%)
Deferred tax benefit[10,11]	0.34%	0.38%	0.39%	0.41%	0.46%
Net investment income/(loss)	(0.10%)	0.09%	0.84%	(0.41%)	(0.86%)

Portfolio turnover rate	13%	10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.	Less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full year.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.77%, 0.78%, 0.78%, 0.78%, for the periods ended November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.29%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

FINANCIAL HIGHLIGHTS (Continued)

Class W	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.40	$9.53	$12.74	$12.15	$10.77
Income/(loss) from investment operations:
Net investment loss[2]	(0.03)	(0.04)	(0.06)	(0.06)	(0.05)
Return of capital[2]	0.40	0.41	0.43	0.44	0.42
Net realized and unrealized gains/(losses)	(0.67)	0.21	(2.87)	0.92	1.72
Total from investment operations	(0.30)	0.58	(2.50)	1.30	2.09
Distributions to shareholders:
Return of capital	(0.58)	(0.71)	(0.71)	(0.71)	(0.71)
Income	(0.13)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)	(0.71)	(0.71)
Net asset value, end of period	$8.39	$9.40	$9.53	$12.74	$12.15

Total Return, at Net Asset Value[3]	(3.68%)	6.62%	(20.33%)	10.78%	19.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$4,919	$6,708	$19,391	$57,589	$58,357
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	0.98%	0.99%	0.98%	1.00%	0.87%
Expense (waivers)	(0.12%)[9]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	0.86%[4]	0.87%[4]	0.87%[4]	0.88%[4]	0.86%[5]
Deferred tax expense/(benefit)[6,7]	(2.49%)	3.79%	(13.36%)	5.19%	10.74%
Total expenses/(benefit)	(1.63%)	4.66%	(12.49%)	6.07%	11.60%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.80%)	(1.00%)	(1.05%)	(1.02%)	(0.70%)
Expense (waivers)	(0.12%)[9]	(0.12%)	(0.11%)	(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.68%)	(0.88%)	(0.94%)	(0.90%)	(0.69%)
Deferred tax benefit[7,8]	0.34%	0.38%	0.39%	0.41%	0.25%
Net investment loss	(0.34%)	(0.50%)	(0.55%)	(0.49%)	(0.44%)

Portfolio turnover rate	13%	10%	8%	12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 23

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.40	$9.53	$12.74		$12.15	$10.77
Income/(loss) from investment operations:
Net investment loss[2]	(0.02)	(0.01)	(0.00	)3	(0.05)	(0.05)
Return of capital[2]	0.40	0.41	0.43		0.44	0.43
Net realized and unrealized gains/(losses)	(0.68)	0.18	(2.93)		0.91	1.71
Total from investment operations	(0.30)	0.58	(2.50)		1.30	2.09
Distributions to shareholders:
Return of capital	(0.58)	(0.71)	(0.71)		(0.71)	(0.71)
Income	(0.13)	—	—		—	—
Total distributions to shareholders	(0.71)	(0.71)	(0.71)		(0.71)	(0.71)
Net asset value, end of period	$8.39	$9.40	$9.53		$12.74	$12.15

Total Return, at Net Asset Value[4]	(3.68%)	6.62%	(20.33%)		10.78%	19.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,698,030	$1,598,012	$1,376,872		$1,772,095	$1,375,128
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	0.98%	0.99%	0.98%		1.00%	0.88%
Expense (waivers)	(0.12%)[11]	(0.12%)	(0.11%)		(0.12%)	(0.01%)
Net of (waivers) and before deferred tax expense/(benefit)	0.86%[5]	0.87%[5]	0.87%[5]		0.88%[5]	0.87%[6]
Deferred tax expense/(benefit)[7,8]	(2.49%)	3.79%	(13.36%)		5.19%	9.32%
Total expenses/(benefit)	(1.63%)	4.66%	(12.49%)		6.07%	10.19%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.66%)	(0.59%)	(0.50%)		(0.96%)	(0.70%)
Expense (waivers)	(0.12%)[11]	(0.12%)	(0.11%)		(0.12%)	(0.01%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.54%)	(0.47%)	(0.39%)		(0.84%)	(0.69%)
Deferred tax benefit[8,9]	0.34%	0.38%	0.39%		0.41%	0.25%
Net investment loss	(0.20%)	(0.09%)	(0.00%)[10]		(0.43%)	(0.44%)

Portfolio turnover rate	13%	10%	8%		12%	2%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.	Less than $0.005.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%.
6.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
10.	Less than (0.005%).
11.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

24 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

26 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2017, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund (see Note 9). The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.7 percent for state and local tax, net of federal tax expense.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2017:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense (benefit)	$—

Deferred tax expense (benefit)
Federal	$(77,552,032)
State	(3,766,813)
Total deferred tax expense (benefit)	$(81,318,845)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of federal statutory income tax rate	$(76,965,012)	(35.00%)
State income taxes net of federal benefit	(3,738,301)	(1.70%)
Effect of permanent differences	(615,532)	(0.28%)
Total income tax expense (benefit)	$(81,318,845)	(36.98%)

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

28 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2017, the Fund determined a valuation allowance was not required. In evaluating a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s daily NAV; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance in these Financial Statements could have a material impact on the Fund’s NAV. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, if required, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$186,765,921
Net operating loss carryforward (tax basis) - State	9,071,488
Capital loss carryforward (tax basis)	28,744,383
Book to tax differences - Income recognized from MLPs	480,243
Organizational Costs	6,723
Total deferred tax asset	225,068,758

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(217,793,593)
Total deferred tax liability	(217,793,593)

Total net deferred tax asset/(liability)	$7,275,165

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 30, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	129,986,547
11/30/2035	153,875,403
11/30/2036	116,663,848
11/30/2037	23,804,395
Total	$533,616,917

At November 30, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$78,322,569
Total	$78,322,569

During the year ended November 30, 2017, the Fund utilized $42,093,564 of capital loss carryforward.

30 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,537,885,306
Gross Unrealized Appreciation	$877,585,865
Gross Unrealized Depreciation	(290,538,841)
Net Unrealized Appreciation (Depreciation) on Investments	$587,047,024

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

32 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities *	$2,964,636,503	$—	$—	$2,964,636,503
Common Stocks*	96,428,851	—	—	96,428,851
Preferred MLP Investments and Related Entities*	—	—	63,866,976	63,866,976
Total Assets	$3,061,065,354	$—	$63,866,976	$3,124,932,330

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the beginning of the reporting period.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance November 30, 2016	$40,060,000
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	1,576,906
Total realized gain/(loss)	—
Purchases	26,749,964
Payment in kind distributions	1,035,573
Sales	—
Return of capital distributions	(5,555,467)
Transfers out of Level 3 during the period	—
Ending balance November 30, 2017	$63,866,976

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2017 is ($3,978,561).

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of November 30, 2017:

Assets Table Investments, at Value:	Value as of November 30, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$40,700,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	7	%(a)
			Estimated Yield	10.3% - 11.3%	10.8	%(a)
	23,166,976	Discounted Cash Flow Model	Annual Illiquidity Discount	n/a	10	%(b)
			Estimated Yield	n/a	8.64	%(b)
Total	$63,866,976

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and an estimated yield based on a recent transaction. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in estimated yields.

34 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLP investments are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLP investments. The amount of cash that a MLP investment has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP investment’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	20,321,149	$184,714,185	28,810,307	$251,292,498
Dividends and/or distributions reinvested	4,687,713	42,262,632	4,848,811	42,909,131
Redeemed	(36,553,307)	(330,975,685)	(30,048,645)	(261,340,958)
Net increase/(decrease)	(11,544,445)	$(103,998,868)	3,610,473	$32,860,671

Class C
Sold	13,970,444	$121,978,985	19,788,955	$168,230,548
Dividends and/or distributions reinvested	4,947,177	42,488,530	4,377,630	37,507,093
Redeemed	(15,727,302)	(134,804,965)	(15,233,409)	(128,312,406)
Net increase	3,190,319	$29,662,550	8,933,176	$77,425,235

36 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	34,489,733	$319,874,879	24,135,985	$213,799,951
Dividends and/or distributions reinvested	3,212,070	29,493,004	1,869,307	17,067,890
Redeemed	(15,330,889)	(140,883,963)	(13,034,589)	(113,941,504)
Net increase	22,370,914	$208,483,920	12,970,703	$116,926,337

Class W
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	48,688	450,846	77,300	679,178
Redeemed	(175,481)	(1,627,365)	(1,398,461)	(11,579,997)
Net decrease	(126,793)	$(1,176,519)	(1,321,161)	$(10,900,819)

Class Y
Sold	97,891,376	$909,914,269	99,929,271	$884,972,482
Dividends and/or distributions reinvested	13,359,249	122,766,730	10,825,544	98,106,060
Redeemed	(78,699,484)	(724,115,733)	(85,263,758)	(749,716,062)
Net increase	32,551,141	$308,565,266	25,491,057	$233,362,480

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2017, were as follows:

	Purchases	Sales
Investment securities	$869,558,720	$442,673,806

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates

The Fund’s effective management fee for the year ended November 30, 2017 was 0.70% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers

38 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2017	$254,868	$20,219	$53,737

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

is increased/(decreased) by the amount of this expense. During the year ended November 30, 2017, the Manager reimbursed $602,201, $545,930, $6,318, and $1,783,329 for Class A, Class C, Class W, and Class Y respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2017:

Eligible Expense Recoupment Expiring:
November 30, 2018	$3,233,228
November 30, 2019	3,014,707
November 30, 2020	2,937,778

During the year ended November 30, 2017, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, W and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$78,644
Class C	73,156
Class W	825
Class Y	242,283

This fee waiver and/or reimbursement may be terminated at any time and is not eligible for recoupment.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private

40 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $316,150,060 in purchases and $50,000,314 in sales considered cross-trades, resulting in $16,658,050 of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Alpha Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Prior to the renewal of the Loan Agreement on November 17, 2017, borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. At the renewal of the Loan Agreement, November 17, 2017, borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2017, the Fund paid $228,650 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2017.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 41

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Subsequent Events

On December 22, 2017 (Date of Enactment), President Trump signed the Tax Cuts and Jobs Act into law, which includes a broad range of tax reform provisions. Management is currently evaluating the impact the Tax Cuts and Jobs Act will have on the Fund. The federal income tax rate for corporations changed from the current 35% rate to 21% beginning January 1, 2018, which may have a material impact on future financial statements. The change in federal income tax rate was recorded on the Date of Enactment, resulting in a decrease to the Fund’s deferred tax liability and a corresponding increase to net assets of the Fund by 0.2%.

42 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Select 40 Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian or by other auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Select 40 Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 43

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

44 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund outperformed its category median for the three- and five-year periods, although it underperformed its category median for the one-year period. The Board also noted that the Fund’s performance improved in 2017 and that the Fund outperformed its category median in the year-to-date period ended June 30, 2017. The Board further noted that the Fund’s recent underperformance occurred in 2016. In that regard, the Board observed that when it considered the Fund’s performance record one year prior the fund had outperformed its category median for all periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and its total expenses were lower than their respective peer group medians and category median. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 45

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

a percentage of average daily net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, and 0.85% for Class Y shares and Class W shares. The fee limitation may not be amended or withdrawn prior to March 30, 2018, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

46 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Select 40 Fund	6/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	7/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	8/4/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	9/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	10/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	11/3/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Select 40 Fund	11/28/17	0.0%	0.0%	100.0%

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 47

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951

Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

52 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 109 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 53

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969

Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 109 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 109 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 109 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 109 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

54 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 55

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

56 OPPENHEIMER STEELPATH MLP SELECT 40 FUND

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND 57

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OPPENHEIMER STEELPATH MLP SELECT 40 FUND 63

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1383.001.1217 January 25, 2018

Annual Report 11/30/2017

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer SteelPath MLP Alpha Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	38
Board Approval of the Fund’s Investment Advisory Agreement	39
Distribution Sources	42
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	43
Trustees and Officers	44
Privacy Policy Notice	51

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-7.78%	-13.06%	22.87%	-6.83%
5-Year	0.12%	-1.05%	15.74%	-1.61%
Since Inception (3/31/10)	3.30%	2.51%	13.62%	4.73%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -7.78% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return of -6.83%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 22.87%.

Despite underperforming the broader markets over the twelve-month reporting period ended November 30, 2017, we believe midstream operators are set to benefit from several tailwinds in the years ahead. Commodity prices have improved, a recovery in U.S. production of crude oil and natural gas is evident, and capital market conditions have improved from the depths of the cycle.

Out of the extreme energy industry turbulence that reflected the cyclical break in oil prices that began in late 2014, a new normal appears to have emerged. In this new-normal environment, crude oil prices are likely to stay significantly below pre-break levels but, in our view, U.S. shale producers appear capable of delivering moderate production growth nonetheless. As such, we see midstream assets benefiting from a durable period of volume growth. Further, the massive, and

OPPENHEIMER STEELPATH MLP ALPHA FUND 3

expensive, buildout of pipelines and other infrastructure needed to accommodate the new shale production basins also appears to be moderating. As a result, we believe many midstream operators sit in the enviable position of having the capacity to flow growing volumes through existing assets rather than needing to fund large new capacity additions. Therefore, as the energy markets continue to normalize, the midstream sector appears poised to offer visible business growth at attractive valuations.

Over the reporting period, we estimate approximately $23 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a modest decrease from the approximately $26 billion that was raised over the twelve month reporting period ended November 30, 2016. MLPs also raised approximately $31 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $57.40 per barrel, up 16% from the prior year. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. The crude oil price improvement appears linked to healthy demand growth and continued reduction in global inventories. Brent exited the period at a $6 per barrel premium to WTI, widening from recent normalized levels of $1 to $3 per barrel. While the Brent-WTI spread is wider than normal, it is similar in magnitude to the spread between crude oil priced along the U.S. Gulf Coast and WTI. Importantly, this inland differential provides an arbitrage opportunity for industry participants with midstream capacity from inland basins to the Gulf Coast and is supportive for midstream providers seeking to contract new capacity, principally from the Permian basin.

Henry Hub natural gas spot prices exited the period at $2.94 per million British thermal units (“mmbtu”), down 11% over the reporting period. Over the period natural gas storage levels have normalized to five year average levels as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico, and production has resumed a growth trajectory in key low-cost areas such as Appalachia, the Haynesville shale, and the Permian basin.

Mont Belvieu NGL prices ended the reporting period at $32.16 per barrel, a 35% increase over the reporting period. All of the NGL purity products ended the period higher than the same time in the prior year, with particular strength in propane pricing, which benefited from improved inventory levels and robust export volumes. Frac spreads, a measure of natural gas processing economics, ended the period at $0.50 per gallon, up 82% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

4 OPPENHEIMER STEELPATH MLP ALPHA FUND

The yield curve modestly flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield rose eight basis points to end the period at 2.41%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 66 basis points to 5.71%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 13.86% (as measured by the Dow Jones Equity REIT Total Return Index) and 25.94% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s total return of -6.83%. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, exiting significantly below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The marine group also benefited by improving production expectations alongside continued strength in export volumes.

The diversified and petroleum pipeline subsectors experienced the weakest average performance over the reporting period. Both subsectors saw healthy performance from many constituents offset by particularly weak performance from a select subset of partnerships that either reduced their distribution payouts or saw increasing risk of a distribution cut.

FUND REVIEW

Key contributors to the Fund were MPLX, LP (MPLX) and Andeavor Logistics, LP (ANDX).

MPLX units outperformed over the period as the company and its sponsor, Marathon Petroleum (MPC), advanced their ongoing dropdown and incentive distribution rights restructuring plan. Specifically, late in the period MPLX acquired a 25% interest in the Explorer Pipeline, a 35% interest in the Southern Access Extension Pipeline, and a 41% interest in the Louisiana Offshore Oil Port from MPC for $1.1 billion. MPC holds midstream assets with an additional $1 billion of annualized EBITDA that are expected to be dropped to MPLX during 2018.

ANDX units outperformed over the period following ANDX’s purchase of Western Refining Logistics, LP, and ANDX’s sponsor, Andeavor, Inc. (ANDV), purchasing Western Refining. Following the acquisitions, ANDX gained well positioned assets in the Permian Basin and its sponsor diversified its asset base and added to its sizable midstream dropdown backlog that is expected to help drive sustained growth at the MLP.

Key detractors from the Fund were Energy Transfer Partners, LP (ETP) and Buckeye Partners, L.P. (BPL).

OPPENHEIMER STEELPATH MLP ALPHA FUND 5

ETP underperformed over the period as market participants adjusted portfolio weightings following its merger with Sunoco Logistics and ahead of the partnership’s reduced weighting in the AMZ resulting from Alerian’s updated index methodology. ETP expects to target near term distribution growth in the low double digits while maintaining distribution coverage in excess of 1.0x. With several multi-billion dollar projects expected to enter service in late 2017 and early 2018, we believe ETP is well positioned to deliver on its projections.

BPL underperformed over the period following the partnership’s second quarter earnings call in which management guided to a softer near-term storage market. However, the partnership has a proven history of managing through storage cycles well and we believe any weakness is likely transitory. Further, during the third quarter of 2017 BPL issued over $200 million in equity through a private placement to alleviate equity financing needs through the first half of 2018.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place during the reporting period and at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the midstream sector is in a position to benefit from several important tailwinds that market sentiment and equity valuations appear to underestimate. Further, we believe that as the broader energy markets continue to normalize, even at today’s commodity prices, these tailwinds may begin to attract greater investor interest and aid in the sector’s recovery.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6 OPPENHEIMER STEELPATH MLP ALPHA FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer Partners LP	10.67%
Enterprise Products Partners LP	10.12%
Energy Transfer Equity LP	7.70%
MPLX LP	7.68%
Targa Resources Corp.	7.16%
Magellan Midstream Partners LP	6.61%
TC Pipelines LP	6.21%
Buckeye Partners LP	5.92%
Williams Partners LP	4.83%
Tallgrass Energy GP LP	4.53%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total value of investments.

OPPENHEIMER STEELPATH MLP ALPHA FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-7.78%	0.12%	3.30%
CLASS C (MLPGX)	8/25/11	-8.59%	-0.62%	1.71%
CLASS I (OSPAX)	6/28/13	-7.58%	N/A	-2.83%
CLASS Y (MLPOX)	3/31/10	-7.61%	0.38%	3.56%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
CLASS A (MLPAX)	3/31/10	-13.06%	-1.05%	2.51%
CLASS C (MLPGX)	8/25/11	-9.43%	-0.62%	1.71%
CLASS I (OSPAX)	6/28/13	-7.58%	N/A	-2.83%
CLASS Y (MLPOX)	3/31/10	-7.61%	0.38%	3.56%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

8 OPPENHEIMER STEELPATH MLP ALPHA FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA FUND

Actual	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During 6 Months Ended November 30, 2017
CLASS A	$ 1,000.00	$ 912.20	$ 8.04
CLASS C	1,000.00	909.10	11.61
CLASS I	1,000.00	913.50	6.55
CLASS Y	1,000.00	913.20	6.84

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,016.59	8.48
CLASS C	1,000.00	1,012.83	12.24
CLASS I	1,000.00	1,018.15	6.91
CLASS Y	1,000.00	1,017.85	7.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2017 are as follows:

Class	Expense Ratios
CLASS A	1.68%
CLASS C	2.43
CLASS I	1.37
CLASS Y	1.43

The expense ratios for Class A, C, and Y reflect contractual and/or voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA FUND 11

STATEMENT OF INVESTMENTS November 30, 2017

Description	Shares	Value
MLP Investments and Related Entities — 92.4%
Diversified — 17.1%
Enterprise Products Partners LP	11,162,892	$274,942,030
Westlake Chemical Partners LP [1]	2,687,407	59,122,954
Williams Partners LP	3,579,893	131,382,073
Total Diversified		465,447,057

Gathering/Processing — 11.0%
Antero Midstream GP LP	3,528,669	62,633,875
Targa Resources Corp.	4,483,638	194,589,889
Western Gas Partners LP	965,667	43,281,195
Total Gathering/Processing		300,504,959

Natural Gas Pipelines — 35.6%
Energy Transfer Equity LP	12,920,934	209,319,131
Energy Transfer Partners LP [1]	17,452,031	289,878,235
EQT Midstream Partners LP	1,104,737	75,807,053
Rice Midstream Partners LP [1]	3,555,746	74,066,189
Tallgrass Energy GP LP [1]	5,451,112	123,195,131
Tallgrass Energy Partners LP	583,812	25,641,023
TC Pipelines LP [1]	3,320,336	168,706,272
Total Natural Gas Pipelines		966,613,034

Petroleum Transportation — 28.7%
Buckeye Partners LP	3,503,695	160,924,711
Genesis Energy LP	1,922,420	41,274,357
Magellan Midstream Partners LP	2,680,960	179,624,320
MPLX LP	5,823,139	208,817,765
Phillips 66 Partners LP	1,494,096	70,013,339
Plains All American Pipeline LP	2,952,044	57,564,858
Plains GP Holdings LP, Class A	2,991,146	61,587,696
Total Petroleum Transportation		779,807,046

Total MLP Investments and Related Entities
(identified cost $2,660,446,724)		2,512,372,096

Common Stock — 2.4%
Diversified — 2.4%
Williams Cos., Inc.	2,206,454	64,097,489

Total Common Stock
(identified cost $78,124,980)		64,097,489

Total Investments — 94.8%
(identified cost $2,738,571,704)		2,576,469,585
Other Assets In Excess of Liabilities — 5.2%		141,552,846
Net Assets — 100.0%		$2,718,022,431

12 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares November 30, 2017
MLP Investments and Related Entities
Energy Transfer Partners LP i, ii	9,493,711	14,442,528	(6,484,208)	17,452,031
NuStar GP Holdings LLC [i]	2,341,638	—	(2,341,638)	—
Rice Midstream Partners LP i,iii	168,500	5,324,132	(1,936,886)	3,555,746
Rice Midstream Partners LP PIPE Units i, iii	4,788,003	—	(4,788,003)	—
Tallgrass Energy GP LP	7,338,310	1,029,428	(2,916,626)	5,451,112
TC Pipelines LP [i]	4,803,969	165,189	(1,648,822)	3,320,336
TransMontaigne Partners LP [i]	989,349	—	(989,349)	—
Westlake Chemical Partners LP	2,830,575	1,064,361	(1,207,529)	2,687,407

	Value November 30, 2017	Distributions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)
MLP Investments and Related Entities
Energy Transfer Partners LP i, ii	$289,878,235	$34,790,286	$11,365,271	$(130,791,696)
NuStar GP Holdings LLC [i]	—	1,251,425	(604,512)	7,941,247
Rice Midstream Partners LP i,iii	74,066,189	2,691,059	3,145,274	1,479,516
Rice Midstream Partners LP PIPE Units i, iii	—	2,448,106	—	6,669,688
Tallgrass Energy GP LP	123,195,131	7,855,714	6,988,683	238,155
TC Pipelines LP [i]	168,706,272	16,943,256	44,232,353	(32,424,411)
TransMontaigne Partners LP [i]	—	699,966	17,723,243	(14,158,164)
Westlake Chemical Partners LP	59,122,954	3,696,212	10,036,509	(1,545,239)
	$714,968,781	$70,376,024	$92,886,821	$(162,590,904)

[i]	Is not an affiliate as of November 30, 2017. Was an affiliate during the year ended November 30, 2017.

ii	Acquired by Sunoco Logistic Partners LP on April 28, 2017. Name changed from Sunoco Logistic Partners LP effective May 1, 2017.

iii	Rice Midstream Partners LP PIPE Units were converted to Rice Midstream Partners LP in a non-taxable corporate action.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 13

STATEMENT OF ASSETS AND LIABILITIES November 30, 2017

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,574,617,596)	$2,394,151,500
Affiliated companies (cost $163,954,108)	182,318,085
2,576,469,585
Deferred tax asset, net	140,950,611
Receivable for beneficial interest sold	8,597,647
Receivable for investments sold	65,550,245
Prepaid expenses	324,420
Dividends receivable	254
Total assets	2,791,892,762

Liabilities:
Payable for beneficial interest redeemed	49,930,874
Due to custodian	17,001,983
Current tax liability	3,015,619
Payable to Manager	2,272,997
Payable for distribution and service plan fees	614,128
Transfer agent fees payable, net of voluntary waiver	455,027
Trustees' fees payable	26,804
Borrowing expense payable	20,794
Other liabilities	532,105
Total liabilities	73,870,331

Net Assets	$2,718,022,431

Composition of Net Assets
Par value of shares of beneficial interest	$350,128
Paid-in capital	3,462,618,023
Undistributed net investment loss, net of deferred taxes	(416,696,777)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(4,415,462)
Net unrealized depreciation on investments, net of deferred taxes	(323,833,481)
Net Assets	$2,718,022,431

14 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$7.74
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.21
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$7.34
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$7.97
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$7.94

Net Assets:
Class A shares	$625,061,929
Class C shares	568,380,572
Class I shares	147,824,946
Class Y shares	1,376,754,984
Total Net Assets	$2,718,022,431

Shares Outstanding:
Class A shares	80,776,135
Class C shares	77,412,531
Class I shares	18,541,587
Class Y shares	173,397,515
Total Shares Outstanding	350,127,768

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 15

STATEMENT OF OPERATIONS For the Year Ended November 30, 2017

Investment Income
Distributions from:
Unaffiliated MLP Investments and Related Entities	$137,243,493
Affiliated MLP Investments and Related Entities	70,376,024
Less return of capital on distributions from:
Unaffiliated MLP Investments and Related Entities	(137,243,493)
Affiliated MLP Investments and Related Entities	(70,376,024)
Dividend income	2,774,340
Total investment income	2,774,340

Expenses
Management fees	36,929,827
Distribution and service plan fees
Class A	2,210,216
Class C	7,213,677
Transfer agent fees
Class A	1,952,112
Class C	1,587,068
Class I	43,808
Class Y	3,540,799
Administrative fees	725,881
Custody fees	297,389
Legal, auditing, and other professional fees	247,205
Borrowing fees	235,154
Tax expense	201,040
Registration fees	150,324
Trustees' fees	101,989
Other	107,631
Total expenses, before waivers and deferred taxes	55,544,120
Less expense waivers	(3,757,959)
Net expenses, before deferred taxes	51,786,161

Net investment loss, before deferred taxes	(49,011,821)
Deferred tax expense, net of change in valuation allowance	(3,658,362)
Net investment loss, net of deferred taxes	(52,670,183)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains
Investments from:
Unaffiliated companies	197,905,506
Affiliated companies	92,886,821
Deferred tax benefit, net of change in valuation allowance	33,945,965
Current tax expense	(3,015,619)
Net realized gains, net of deferred taxes	321,722,673
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	(299,585,400)
Affiliated companies	(162,590,904)
Deferred tax expense, net of change in valuation allowance	(50,707,433)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(512,883,737)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	(191,161,064)
Change in net assets resulting from operations	$(243,831,247)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(52,670,183)	$(21,712,058)
Net realized gains /(losses), net of deferred taxes	321,722,673	(313,158,036)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(512,883,737)	482,304,049
Change in net assets resulting from operations	(243,831,247)	147,433,955

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	—	(83,067,958)
Class C shares	—	(60,197,247)
Class I shares	—	(3,184,331)
Class Y shares	—	(112,993,001)
Total distributions to shareholders from return of capital:	—	(259,442,537)

Distributions to shareholders from income:
Class A shares	(65,056,166)	—
Class C shares	(55,952,576)	—
Class I shares	(10,861,151)	—
Class Y shares	(117,614,208)	—
Total distributions to shareholders from income:	(249,484,101)	—
Change in net assets resulting from distributions to shareholders	(249,484,101)	(259,442,537)

Beneficial Interest Transactions
Class A shares	(334,984,829)	(107,343,565)
Class C shares	(93,652,275)	20,072,272
Class I shares	72,813,168	87,606,240
Class Y shares	72,771,245	1,504,531
Change in net assets resulting from beneficial interest transactions	(283,052,691)	1,839,478
Change in net assets	(776,368,039)	(110,169,104)

Net Assets
Beginning of period	3,494,390,470	3,604,559,574
End of period	$2,718,022,431	$3,494,390,470

Undistributed net investment loss, net of deferred taxes	$(416,696,777)	$(114,542,493)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 17

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.05	$9.32	$12.81	$12.04	$10.70
Income/(loss) from investment operations:
Net investment loss[1]	(0.14)	(0.06)	(0.07)	(0.12)	(0.11)
Return of capital[1]	0.35	0.35	0.40	0.42	0.42
Net realized and unrealized gains/(losses)	(0.86)	0.13	(3.13)	1.16	1.72
Total from investment operations	(0.65)	0.42	(2.80)	1.46	2.03
Distributions to shareholders:
Return of capital	—	(0.69)	(0.69)	(0.69)	(0.69)
Income	(0.66)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$7.74	$9.05	$9.32	$12.81	$12.04

Total Return, at Net Asset Value[2]	(7.78%)	5.25%	(22.59%)	12.26%	19.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$625,062	$1,073,057	$1,226,012	$1,937,356	$1,154,926
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	1.63%	1.64%	1.63%	1.65%	1.55%
Expense (waivers)	(0.12%)[8]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of (waivers) and before deferred/current tax expense/(benefit)	1.51%[3]	1.53%[3]	1.52%[3]	1.53%[3]	1.52%[4]
Deferred/current tax expense/(benefit)[5,6]	0.70%	2.54%	(14.45%)	5.38%	8.07%
Total expenses/(benefit)	2.21%	4.07%	(12.93%)	6.91%	9.59%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.59%)	(1.32%)	(1.38%)	(1.57%)	(1.52%)
Expense (waivers)	(0.12%)[8]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.47%)	(1.21%)	(1.27%)	(1.45%)	(1.49%)
Deferred tax benefit/(expense)[6,7]	(0.11%)	0.55%	0.63%	0.54%	0.54%
Net investment loss	(1.58%)	(0.66%)	(0.64%)	(0.91%)	(0.95%)

Portfolio turnover rate	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.50%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.50%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$8.69	$9.04	$12.53	$11.89	$10.64
Income/(loss) from investment operations:
Net investment loss[1]	(0.22)	(0.13)	(0.16)	(0.22)	(0.17)
Return of capital[1]	0.35	0.35	0.40	0.42	0.42
Net realized and unrealized gains/(losses)	(0.82)	0.12	(3.04)	1.13	1.69
Total from investment operations	(0.69)	0.34	(2.80)	1.33	1.94
Distributions to shareholders:
Return of capital	—	(0.69)	(0.69)	(0.69)	(0.69)
Income	(0.66)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$7.34	$8.69	$9.04	$12.53	$11.89

Total Return, at Net Asset Value[2]	(8.59%)	4.51%	(23.11%)	11.30%	18.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$568,380	$772,963	$783,886	$1,011,690	$451,351
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	2.38%	2.39%	2.38%	2.40%	2.30%
Expense (waivers)	(0.12%)[8]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of (waivers) and before deferred/current tax expense/(benefit)	2.26%[3]	2.28%[3]	2.27%[3]	2.28%[3]	2.27%[4]
Deferred/current tax expense/(benefit)[5,6]	0.70%	2.54%	(14.45%)	5.38%	6.91%
Total expenses/(benefit)	2.96%	4.82%	(12.18%)	7.66%	9.18%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.62%)	(2.27%)	(2.21%)	(2.34%)	(2.27%)
Expense (waivers)	(0.12%)[8]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.50%)	(2.16%)	(2.10%)	(2.22%)	(2.24%)
Deferred tax benefit/(expense)[6,7]	(0.11%)	0.55%	0.63%	0.54%	0.82%
Net investment loss	(2.61%)	(1.61%)	(1.47%)	(1.68%)	(1.42%)

Portfolio turnover rate	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.25%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.25%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.28	$9.50	$12.99	$12.17	$12.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.07)	0.09	(0.05)	(0.12)	(0.04)
Return of capital[3]	0.35	0.35	0.40	0.42	0.19
Net realized and unrealized gains/(losses)	(0.93)	0.03	(3.15)	1.21	0.21
Total from investment operations	(0.65)	0.47	(2.80)	1.51	0.36
Distributions to shareholders:
Return of capital	—	(0.69)	(0.69)	(0.69)	(0.34)
Income	(0.66)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.69)	(0.69)	(0.69)	(0.34)
Net asset value, end of period	$7.97	$9.28	$9.50	$12.99	$12.17

Total Return, at Net Asset Value[4]	(7.58%)	5.70%	(22.27%)	12.55%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,825	$99,431	$9,722	$3,732	$73
Ratio of Expenses to Average Net Assets:[5]
Before deferred/current tax expense/(benefit)	1.19%[6]	1.18%[6]	1.19%[6]	1.20%[6]	1.32%[7]
Deferred tax/current expense/(benefit)[8,9]	0.70%	2.54%	(14.45%)	5.38%	4.51%
Total expenses/(benefit)	1.89%	3.72%	(13.26%)	6.58%	5.83%

Ratio of Investment Income/(Loss) to Average Net Assets:[5]
Before deferred tax benefit/(expense)	(0.72%)	0.45%	(1.12%)	(1.47%)	(1.29%)
Deferred tax benefit/(expense)[9,10]	(0.11%)	0.55%	0.63%	0.54%	0.46%
Net investment income/(loss)	(0.83%)	1.00%	(0.49%)	(0.93%)	(0.83%)

Portfolio turnover rate	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full year.
6.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.18%, 1.15%, 1.17% and 1.18% for the years ended November 30, 2017, November 30, 2016, November 30, 2015 and November 28, 2014, respectively.

7.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.06%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

10.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$9.25	$9.49	$12.99	$12.18	$10.78
Income/(loss) from investment operations:
Net investment loss[2]	(0.10)	(0.02)	(0.03)	(0.07)	(0.10)
Return of capital[2]	0.35	0.35	0.40	0.42	0.41
Net realized and unrealized gains/(losses)	(0.90)	0.12	(3.18)	1.15	1.78
Total from investment operations	(0.65)	0.45	(2.81)	1.50	2.09
Distributions to shareholders:
Return of capital	—	(0.69)	(0.69)	(0.69)	(0.69)
Income	(0.66)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.69)	(0.69)	(0.69)	(0.69)
Net asset value, end of period	$7.94	$9.25	$9.49	$12.99	$12.18

Total Return, at Net Asset Value[3]	(7.61%)	5.48%	(22.34%)	12.46%	19.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,376,755	$1,548,940	$1,584,939	$2,193,129	$1,218,475
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred/current tax expense/(benefit)	1.38%	1.39%	1.38%	1.40%	1.29%
Expense (waivers)	(0.12%)[9]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of (waivers) and before deferred/current tax expense/(benefit)	1.26%[4]	1.28%[4]	1.27%[4]	1.28%[4]	1.26%[5]
Deferred/current tax expense/(benefit)[6,7]	0.70%	2.54%	(14.45%)	5.38%	9.27%
Total expenses/(benefit)	1.96%	3.82%	(13.18%)	6.66%	10.53%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.17%)	(0.92%)	(1.03%)	(1.21%)	(1.26%)
Expense (waivers)	(0.12%)[9]	(0.11%)	(0.11%)	(0.12%)	(0.03%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.05%)	(0.81%)	(0.92%)	(1.09%)	(1.23%)
Deferred tax benefit/(expense)[7,8]	(0.11%)	0.55%	0.63%	0.54%	0.45%
Net investment loss	(1.16%)	(0.26%)	(0.29%)	(0.55%)	(0.78%)

Portfolio turnover rate	37%	35%	36%	17%	9%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.25%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.25%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA FUND 21

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

22 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

OPPENHEIMER STEELPATH MLP ALPHA FUND 23

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2017, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund (see Note 9). The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Per the table below, the Fund is currently estimating that it will owe alternative minimum tax for the Year Ended November 30, 2017 in the amount of $3,015,619, but the final alternative minimum tax due amount will not be know until the second or third quarter ended, 2018. The Fund is currently using an estimated rate of 1.6 percent for state and local tax, net of federal tax expense.

24 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2017:

Current tax expense/(benefit)
Federal	$3,015,619
State	—
Total current tax expense (benefit)	$3,015,619

Deferred tax expense/(benefit)
Federal	$19,000,383
State	1,419,447
Total deferred tax expense (benefit)	$20,419,830

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of federal statutory income tax rate	$(77,138,530)	(35.00%)
State income taxes net of federal benefit	(3,526,333)	(1.60%)
Effect of state tax rate change	413,000	0.19%
Effect of permanent differences	(1,038,593)	(0.47%)
Change in valuation allowance	104,725,905	47.52%
Total income tax expense (benefit)	$23,435,449	10.64%

For the year ended November 30, 2017 the Fund’s effective tax rate of 10.64% (net expense) differed from the combined federal and state statutory tax rate of 36.60% (net benefit) mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

OPPENHEIMER STEELPATH MLP ALPHA FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2017, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$136,199,650
Net operating loss carryforward (tax basis) - State	6,226,270
Minimum tax credit carryforward - Federal	3,015,619
Capital loss carryforward (tax basis)	129,768,003
Book to tax differences - Income recognized from MLPs	14,038,849
Valuation allowance	(104,725,905)
Total deferred tax asset	184,522,486

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(43,571,875)
Total deferred tax liability	(43,571,875)

Total net deferred tax asset/(liability)	$140,950,611

26 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 30, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2034	$38,801,101
11/30/2035	148,345,011
11/30/2036	201,995,745
Total	$389,141,857

During the year ended November 30, 2017, the Fund utilized $153,553,343 of net operating loss carryforward.

At November 30, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$354,557,384
Total	$354,557,384

During the year ended November 30, 2017, the Fund utilized $319,012,915 of capital loss carryforward.

OPPENHEIMER STEELPATH MLP ALPHA FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,457,744,555
Gross Unrealized Appreciation	$437,477,958
Gross Unrealized Depreciation	(318,752,928)
Net Unrealized Appreciation (Depreciation) on Investments	$118,725,030

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

28 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER STEELPATH MLP ALPHA FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$2,512,372,096	$—	$—	$2,512,372,096
Common Stocks*	64,097,489	—	—	64,097,489
Total Assets	$2,576,469,585	$—	$—	$2,576,469,585

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2017.

30 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the beginning of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed

OPPENHEIMER STEELPATH MLP ALPHA FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLP investments are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLP investments. The amount of cash that a MLP investment has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP investment’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest in each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	20,588,550	$182,306,059	37,141,721	$306,695,302
Dividends and/or distributions reinvested	6,949,875	61,412,977	8,746,596	74,466,025
Redeemed	(65,275,843)	(578,703,865)	(58,851,485)	(488,504,892)
Net decrease	(37,737,418)	$(334,984,829)	(12,963,168)	$(107,343,565)

Class C
Sold	11,212,094	$95,627,701	22,176,519	$178,360,419
Dividends and/or distributions reinvested	6,562,469	55,000,167	7,080,415	58,259,668
Redeemed	(29,335,792)	(244,280,143)	(26,981,897)	(216,547,815)
Net increase/(decrease)	(11,561,229)	$(93,652,275)	2,275,037	$20,072,272

Class I
Sold	11,355,912	$103,969,519	10,505,137	$94,708,240
Dividends and/or distributions reinvested	1,206,048	10,796,969	345,881	3,143,664
Redeemed	(4,736,164)	(41,953,320)	(1,158,219)	(10,245,664)
Net increase	7,825,796	$72,813,168	9,692,799	$87,606,240

32 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class Y
Sold	83,287,340	$756,158,446	92,739,654	$771,561,708
Dividends and/or distributions reinvested	12,949,572	116,001,899	12,768,122	111,263,903
Redeemed	(90,266,310)	(799,389,100)	(105,102,540)	(881,321,080)
Net increase	5,970,602	$72,771,245	405,236	$1,504,531

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2017, were as follows:

	Purchases	Sales
Investment securities	$1,203,486,056	$1,573,435,934

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

The Fund’s effective management fee for the year ended November 30, 2017 was 1.10% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to

OPPENHEIMER STEELPATH MLP ALPHA FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

34 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2017	$296,072	$11,588	$71,731

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2017, the Manager reimbursed $900,663, $747,959, and $1,670,082, for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

OPPENHEIMER STEELPATH MLP ALPHA FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The following table represents amounts eligible for recovery at November 30, 2017:

Eligible Expense Recoupment Expiring:
November 30, 2018	$4,954,289
November 30, 2019	3,611,512
November 30, 2020	3,318,704

During the year ended November 30, 2017, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$119,391
Class C	98,317
Class Y	221,547

This fee waiver and/or reimbursement may be terminated at any time and is not eligible for recoupment.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $33,010,608 in purchases and $421,358,357 in sales considered cross-trades, resulting in $47,839,020 of realized gain/(loss).

36 OPPENHEIMER STEELPATH MLP ALPHA FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Prior to the renewal of the Loan Agreement on November 17, 2017, borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. At the renewal of the Loan Agreement, November 17, 2017, borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2017, the Fund paid $235,154 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2017.

9. Subsequent Event

On December 22, 2017 (Date of Enactment), President Trump signed the Tax Cuts and Jobs Act into law, which includes a broad range of tax reform provisions. Management is currently evaluating the impact the Tax Cuts and Jobs Act will have on the Fund. The federal income tax rate for corporations changed from the current 35% rate to 21% beginning January 1, 2018, which may have a material impact on future financial statements. The change in federal income tax rate was recorded on the Date of Enactment, resulting in a decrease to the Fund’s deferred tax asset and a corresponding decrease to net assets of the Fund by (2.0%).

OPPENHEIMER STEELPATH MLP ALPHA FUND 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Alpha Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

38 OPPENHEIMER STEELPATH MLP ALPHA FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP ALPHA FUND 39

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager including comparative performance information. The Board also reviewed information, prepared by the Manager and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund outperformed its category median for the three- and five-year periods, although it underperformed its category median for the one-year period. The Board also noted that the Fund’s performance improved in 2017 and that the Fund outperformed its category median for the year-to-date period ended June 30, 2017.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and the Fund’s total expenses, net of waivers, were higher than its category median and its peer group median. The Board considered that the Fund’s contractual management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the

40 OPPENHEIMER STEELPATH MLP ALPHA FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

complex tax work associated with the Fund’s MLP investments. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. The fee limitation may not be amended or withdrawn prior to its expiration on March 30, 2018, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP ALPHA FUND 41

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Fund	6/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	7/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	8/4/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	9/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	10/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	11/3/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Fund	11/28/17	0.0%	0.0%	100.0%

42 OPPENHEIMER STEELPATH MLP ALPHA FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA FUND 43

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

44 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 45

TRUSTEES AND OFFICERS Unaudited / (Continued)

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951

Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund's (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

OPPENHEIMER STEELPATH MLP ALPHA FUND 47

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 109 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

48 OPPENHEIMER STEELPATH MLP ALPHA FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969

Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 109 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 109 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 109 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 109 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 49

OPPENHEIMER STEELPATH MLP ALPHA FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

50 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP ALPHA FUND 51

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

52 OPPENHEIMER STEELPATH MLP ALPHA FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials—your online security profile—typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

OPPENHEIMER STEELPATH MLP ALPHA FUND 53

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OPPENHEIMER STEELPATH MLP ALPHA FUND 55

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1387.001.1217 January 25, 2018

Annual Report 11/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer SteelPath MLP Income Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	42
Board Approval of the Fund’s Investment Advisory Agreement	43
Distribution Sources	46
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	47
Trustees and Officers	48
Privacy Policy Notice	55

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-5.91%	-11.36%	22.87%	-6.83%
5-Year	-0.02%	-1.19%	15.74%	-1.61%
Since Inception (3/31/10)	2.37%	1.59%	13.62%	4.73%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -5.91% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return of -6.83%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 22.87%.

Despite underperforming the broader markets over the twelve-month reporting period ended November 30, 2017, we believe midstream operators are set to benefit from several tailwinds in the years ahead. Commodity prices have improved, a recovery in U.S. production of crude oil and natural gas is evident, and capital market conditions have improved from the depths of the cycle.

Out of the extreme energy industry turbulence that reflected the cyclical break in oil prices that began in late 2014, a new normal appears to have emerged. In this new-normal environment, crude oil prices are likely to stay significantly below pre-break levels but, in our view, U.S. shale producers appear capable of delivering moderate production growth nonetheless. As such, we see midstream assets benefiting from a durable period of volume growth. Further, the massive, and expensive, buildout of pipelines and other

OPPENHEIMER STEELPATH MLP INCOME FUND 3

infrastructure needed to accommodate the new shale production basins also appears to be moderating. As a result, we believe many midstream operators sit in the enviable position of having the capacity to flow growing volumes through existing assets rather than needing to fund large new capacity additions. Therefore, as the energy markets continue to normalize, the midstream sector appears poised to offer visible business growth at attractive valuations.

Over the reporting period, we estimate approximately $23 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a modest decrease from the approximately $26 billion that was raised over the twelve month reporting period ended November 30, 2016. MLPs also raised approximately $31 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $57.40 per barrel, up 16% from the prior year. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. The crude oil price improvement appears linked to healthy demand growth and continued reduction in global inventories. Brent exited the period at a $6 per barrel premium to WTI, widening from recent normalized levels of $1 to $3 per barrel. While the Brent-WTI spread is wider than normal, it is similar in magnitude to the spread between crude oil priced along the U.S. Gulf Coast and WTI. Importantly, this inland differential provides an arbitrage opportunity for industry participants with midstream capacity from inland basins to the Gulf Coast and is supportive for midstream providers seeking to contract new capacity, principally from the Permian basin.

Henry Hub natural gas spot prices exited the period at $2.94 per million British thermal units (“mmbtu”), down 11% over the reporting period. Over the period natural gas storage levels have normalized to five year average levels as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico, and production has resumed a growth trajectory in key low-cost areas such as Appalachia, the Haynesville shale, and the Permian basin.

Mont Belvieu NGL prices ended the reporting period at $32.16 per barrel, a 35% increase over the reporting period. All of the NGL purity products ended the period higher than the same time in the prior year, with particular strength in propane pricing, which benefited from improved inventory levels and robust export volumes. Frac spreads, a measure of natural gas processing economics, ended the period at $0.50 per gallon, up 82% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

4 OPPENHEIMER STEELPATH MLP INCOME FUND

The yield curve modestly flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield rose eight basis points to end the period at 2.41%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 66 basis points to 5.71%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 13.86% (as measured by the Dow Jones Equity REIT Total Return Index) and 25.94% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s total return of -6.83%. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, exiting significantly below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The marine group also benefited by improving production expectations alongside continued strength in export volumes.

The diversified and petroleum pipeline subsectors experienced the weakest average performance over the reporting period. Both subsectors saw healthy performance from many constituents offset by particularly weak performance from a select subset of partnerships that either reduced their distribution payouts or saw increasing risk of a distribution cut.

FUND REVIEW

Key contributors to the Fund were Sunoco, LP (SUN) and ONEOK Partners, LP (OKS).

SUN units outperformed over the period following its announced $3.3 billion divestiture of its convenience store business. SUN intends to use the proceeds to de-lever the balance sheet. SUN’s diverse geographic footprint, improved balance sheet and focus on the wholesale fuel distribution business are expected to provide for steady long-term operational performance.

OKS units outperformed over the period as it was acquired by its sponsor, ONEOK, Inc. (OKE), which is expected to reduce the operating entity’s cost of capital, providing better opportunities for growth. The combined company’s diversified portfolio of predominately fee-based assets are expected to generate 9% to 11% annualized distribution growth through 2021.

Key detractors from the Fund were Energy Transfer Partners, LP (ETP) and NuStar Energy, LP (NS).

ETP underperformed over the period as market participants adjusted portfolio weightings following its merger with Sunoco Logistics and ahead of the partnership’s reduced weighting in the AMZ resulting from Alerian’s updated index methodology. ETP expects to target near term distribution growth in the low double digits while maintaining

OPPENHEIMER STEELPATH MLP INCOME FUND 5

distribution coverage in excess of 1.0x. With several multi-billion dollar projects expected to enter service in late 2017 and early 2018, we believe ETP is well positioned to deliver on its projections.

NS underperformed over the period after reporting weaker than expected financial results and lower than expected volume growth rates on the recently acquired Navigator system in the Permian basin. The partnership did however experience faster than expected rig count growth on the associated acreage, suggesting that any slowdown in gathering growth may be temporary.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place during the reporting period and at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the midstream sector is in a position to benefit from several important tailwinds that market sentiment and equity valuations appear to underestimate. Further, we believe that as the broader energy markets continue to normalize, even at today’s commodity prices, these tailwinds may begin to attract greater investor interest and aid in the sector’s recovery.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6 OPPENHEIMER STEELPATH MLP INCOME FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer Partners LP	9.44%
Sunoco LP	7.76%
EnLink Midstream Partners LP	5.23%
DCP Midstream LP	4.70%
NuStar Energy LP	4.61%
Genesis Energy LP	4.54%
Buckeye Partners LP	4.45%
Enbridge Energy Partners LP	3.94%
Crestwood Equity Partners LP	3.64%
NGL Energy Partners LP	3.60%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total value of investments.

OPPENHEIMER STEELPATH MLP INCOME FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-5.91%	-0.02%	2.37%
Class C (MLPRX)	6/10/11	-6.65%	-0.77%	-0.21%
Class I (OSPMX)	6/28/13	-5.61%	N/A	-3.13%
Class Y (MLPZX)	3/31/10	-5.64%	0.25%	2.62%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPDX)	3/31/10	-11.36%	-1.19%	1.59%
Class C (MLPRX)	6/10/11	-7.49%	-0.77%	-0.21%
Class I (OSPMX)	6/28/13	-5.61%	N/A	-3.13%
Class Y (MLPZX)	3/31/10	-5.64%	0.25%	2.62%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

8 OPPENHEIMER STEELPATH MLP INCOME FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP INCOME FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP INCOME FUND

Actual	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During 6 Months Ended November 30, 2017*
CLASS A	$ 1,000.00	$ 941.80	$ 6.65
CLASS C	1,000.00	938.40	10.28
CLASS I	1,000.00	943.50	5.06
CLASS Y	1,000.00	943.20	5.43

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,018.16	6.91
CLASS C	1,000.00	1,014.40	10.68
CLASS I	1,000.00	1,019.79	5.26
CLASS Y	1,000.00	1,019.41	5.64

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended November 30, 2017 are as follows:

Class	Expense Ratios*
CLASS A	1.37%
CLASS C	2.12
CLASS I	1.04
CLASS Y	1.11

*	For the 6-month period ended November 30, 2017, the Fund’s deferred tax liability decreased resulting in a deferred tax benefit for the period. This benefit was excluded from this example.

The expense ratios for Class A, C, and Y reflect contractual and/or voluntary waivers and/or reimbursements of expenses by the Fund’s Manager, and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP INCOME FUND 11

STATEMENT OF INVESTMENTS November 30, 2017

Description	Shares	Value
MLP Investments and Related Entities — 88.8%
Diversified — 1.1%
Williams Partners LP	1,042,703	$38,267,200

Gathering/Processing — 22.2%
American Midstream Partners LP [1]	6,057,986	72,392,933
Archrock Partners LP [1]	5,367,394	58,772,964
Crestwood Equity Partners LP [1]	5,297,451	126,873,951
CSI Compressco LP [1]	2,624,674	13,307,097
EnLink Midstream Partners LP	11,408,054	182,414,783
Sanchez Midstream Partners LP [1]	1,773,905	19,158,174
Summit Midstream Partners LP [1]	6,118,030	115,936,669
Targa Resources Corp.	1,734,710	75,286,414
USA Compression Partners LP [1]	6,498,263	110,340,506
Total Gathering/Processing		774,483,491

Marine — 6.1%
GasLog Partners LP [3]	1,175,291	25,973,931
Golar LNG Partners LP [1,3]	3,686,241	73,687,958
Hoegh LNG Partners LP [3]	488,242	8,544,235
KNOT Offshore Partners LP [1,3]	1,803,652	36,433,770
Teekay LNG Partners LP [3]	3,746,835	67,630,372
Teekay Offshore Partners LP [3]	443,843	1,043,031
Total Marine		213,313,297

Natural Gas Pipelines — 13.9%
CrossAmerica Partners LP [1]	2,301,394	55,371,540
Energy Transfer Partners LP	19,841,355	329,564,899
TC Pipelines LP	1,984,746	100,844,944
Total Natural Gas Pipelines		485,781,383

Petroleum Transportation — 42.6%
Arc Logistics Partners LP [1]	1,896,477	31,159,117
Blueknight Energy Partners LP [1]	2,007,434	10,539,029
Buckeye Partners LP	3,382,262	155,347,294
DCP Midstream LP	4,672,146	164,179,210
Delek Logistics Partners LP	457,743	13,388,983
Enbridge Energy Partners LP	9,411,775	137,600,150
Genesis Energy LP [1]	7,374,500	158,330,515
Global Partners LP [1]	2,946,378	51,266,977
Holly Energy Partners LP	1,333,264	44,144,371
Martin Midstream Partners LP [1]	6,406,253	86,164,103
NGL Energy Partners LP [1]	10,050,472	125,630,900
NuStar Energy LP [1]	5,540,776	161,014,951
NuStar GP Holdings LLC	700,000	10,185,000
PBF Logistics LP	893,588	17,603,684
Sprague Resources LP [1]	1,649,116	39,991,063
Sunoco LP [1]	9,218,350	270,650,756
USD Partners LP [1]	750,975	7,622,396
Total Petroleum Transportation		1,484,818,499

12 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS (Continued)

Description	Shares	Value
Propane — 2.9%
Amerigas Partners LP	775,336	$34,804,833
Suburban Propane Partners LP [1]	2,801,658	67,632,024
Total Propane		102,436,857

Total MLP Investments and Related Entities
(identified cost $3,361,863,442)		3,099,100,727

Common Stocks — 2.5%
Diversified — 1.5%
ONEOK, Inc.	975,127	50,609,091

Petroleum Transportation — 1.0%
Enbridge Energy Management LLC [2]	2,644,519	35,701,006

Total Common Stocks
(identified cost $104,971,890)		86,310,097

Preferred MLP Investments and Related Entities — 2.5%
Gathering/Processing — 1.0%
Crestwood Equity Partners LP, 9.25% [1,4,5,6,7]	2,867,201	23,166,984
CSI Compressco LP - Series A, 11.00% [1,4,5,7]	1,181,904	13,000,945
Total Gathering/Processing		36,167,929

Marine — 0.4%
Teekay Offshore Partners LP, 7.25% [3]	597,273	13,820,897

Petroleum Transportation — 1.1%
Blueknight Energy Partners LP, 11.00% [1]	801,393	6,170,726
GPM Petroleum LP, 10.00% [1,4,5]	1,500,000	30,525,000
Total Petroleum Transportation		36,695,726

Total Preferred MLP Investments and Related Entities
(identified cost $78,735,328)		86,684,552

Total Investments — 93.8%
(identified cost $3,545,570,660)		3,272,095,376
Other Assets In Excess of Liabilities — 6.2%		217,374,166
Net Assets — 100.0%		$3,489,469,542

OPPENHEIMER STEELPATH MLP INCOME FUND 13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

1.

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares November 30, 2017
MLP Investments and Related Entities
American Midstream Partners LP	5,113,930	944,056	—	6,057,986
Arc Logistic Partners LP	1,896,477	—	—	1,896,477
Archrock Partners LP	5,234,394	133,000	—	5,367,394
Blueknight Energy Partners LP	1,741,034	266,400	—	2,007,434
Crestwood Equity Partners LP	4,592,151	705,300	—	5,297,451
CrossAmerica Partners LP	1,809,700	491,694	—	2,301,394
CSI Compressco LP	2,008,585	616,089	—	2,624,674
Genesis Energy LP	500,000	6,874,500	—	7,374,500
Global Partners LP	2,414,606	531,772	—	2,946,378
Golar LNG Partners LP	2,395,841	1,290,400	—	3,686,241
KNOT Offshore Partners LP	1,103,652	700,000	—	1,803,652
Martin Midstream Partners LP	5,637,184	769,069	—	6,406,253
Midcoast Energy Partners LPi	3,100,729	—	(3,100,729)	—
NGL Energy Partners LP	8,728,872	1,321,600	—	10,050,472
NuStar Energy LP	5,340,776	200,000	—	5,540,776
Sanchez Midstream Partners LPii	1,739,905	34,000	—	1,773,905
Sprague Resources LP	1,530,958	118,158	—	1,649,116
Suburban Propane Partners LPi	2,756,082	1,005,200	(959,624)	2,801,658
Summit Midstream Partners LP	5,320,030	798,000	—	6,118,030
Sunoco LP	8,054,250	1,264,100	(100,000)	9,218,350
USA Compression Partners LP	4,621,112	1,877,151	—	6,498,263
USD Partners LPi	750,975	—	—	750,975
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	—	801,393	—	801,393
Crestwood Equity Partners LP - Preferred	—	2,867,201	—	2,867,201
CSI Compressco LP - Preferred	1,312,336	162,848	(293,280)	1,181,904
GPM Petroleum LP - Preferrediii	1,500,000	—	—	1,500,000

	Value November 30, 2017	Distributions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)
MLP Investments and Related Entities
American Midstream Partners LP	$72,392,933	$9,621,720	$—	$(9,227,778)
Arc Logistic Partners LP	31,159,117	3,337,800	—	6,523,881
Archrock Partners LP	58,772,964	6,062,114	—	(20,771,034)
Blueknight Energy Partners LP	10,539,029	1,154,684	—	(1,667,929)

14 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF INVESTMENTS (Continued)

	Value November 30, 2017	Distributions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)
Crestwood Equity Partners LP	126,873,951	12,518,144	—	18,751,435
CrossAmerica Partners LP	55,371,540	5,318,049	—	947,875
CSI Compressco LP	13,307,097	2,046,083	—	(8,093,035)
Genesis Energy LP	158,330,515	11,592,811	—	(58,250,624)
Global Partners LP	51,266,977	5,450,799	—	8,559,012
Golar LNG Partners LP	73,687,958	8,039,274	—	(5,160,781)
KNOT Offshore Partners LP	36,433,770	3,751,596	—	(2,679,955)
Martin Midstream Partners LP	86,164,103	12,627,972	—	(11,212,562)
Midcoast Energy Partners LPi	—	1,108,511	(17,271,524)	23,806,311
NGL Energy Partners LP	125,630,900	14,764,576	—	(46,483,368)
NuStar Energy LP	161,014,951	24,049,599	—	(79,474,702)
Sanchez Midstream Partners LPii	19,158,174	3,083,476	—	2,761,681
Sprague Resources LP	39,991,063	3,855,273	—	6,206,593
Suburban Propane Partners LPi	67,632,024	11,559,587	(5,090,135)	610,597
Summit Midstream Partners LP	115,936,669	14,071,469	—	(8,997,416)
Sunoco LP	270,650,756	30,645,367	1,255,971	75,799,828
USA Compression Partners LP	110,340,506	13,173,852	—	9,419,226
USD Partners LPi	7,622,396	1,013,816	—	(2,027,632)
Preferred MLP Investments and Related Entities
Blueknight Energy Partners LP - Preferred	6,170,726	429,747	—	205,357
Crestwood Equity Partners LP - Preferred	23,166,984	1,640,839	—	(2,977,723)
CSI Compressco LP - Preferred	13,000,945	1,861,353	—	1,216,951
GPM Petroleum LP - Preferrediii	30,525,000	2,935,875	—	3,415,875
	$1,765,141,048	$205,714,386	$(21,105,688)	$(98,799,917)

[i]	Is not an affiliate as of November 30, 2017. Was an affiliate during the year ended November 30, 2017.

ii	Sanchez Production Partners LP changed its name to Sanchez Midstream Partners LP on June 5, 2017.

iii	An affiliate due to the Manager sitting on the board.

2.	Non-income producing.

3.	Foreign security denominated in U.S. Dollars.

4.

Restricted security. The aggregate value of restricted securities at period end was $66,692,929, which represents 1.91% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Crestwood Equity Partners LP - Preferred	3/2/2017 – 8/14/2017	$26,144,707	$23,166,984	$(2,977,723)
CSI Compressco LP - Preferred	8/8/2016 – 11/14/2017	11,902,104	13,000,945	1,098,841
GPM Petroleum LP - Preferred	1/12/2016	24,707,656	30,525,000	5,817,344

5.	The value of this security was determined using significant unobservable inputs. See Note 3 of accompanying Notes.

6.

Represents securities sold under 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities amount to $23,166,984 or 0.7% of the Fund’s net assets at period end.

7.	Interest or dividend paid in kind, when applicable.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 15

STATEMENT OF ASSETS AND LIABILITIES November 30, 2017

Assets:
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $1,663,541,998)	$1,582,208,748
Affiliated companies (cost $1,882,028,662)	1,689,886,628
3,272,095,376
Deferred tax asset, net	244,652,031
Receivable for beneficial interest sold	5,119,207
Prepaid expenses	414,957
Dividends receivable	7,584
Total assets	3,522,289,155

Liabilities:
Due to custodian	15,598,555
Payable for beneficial interest redeemed	12,237,452
Payable to Manager	2,483,979
Payable for distribution and service plan fees	1,192,083
Transfer agent fees payable, net of voluntary waiver	598,427
Borrowing expense payable	24,318
Trustees' fees payable	23,094
Other liabilities	661,705
Total liabilities	32,819,613

Net Assets	$3,489,469,542

Composition of Net Assets
Par value of shares of beneficial interest	$554,396
Paid-in capital	4,106,987,585
Undistributed net investment loss, net of deferred taxes	(217,121,533)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(258,781,812)
Net unrealized depreciation on investments, net of deferred taxes	(142,169,094)
Net Assets	$3,489,469,542

16 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$6.37
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.76
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$5.99
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$6.57
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$6.54

Net Assets:
Class A shares	$1,482,394,575
Class C shares	1,046,384,725
Class I shares	24,103,129
Class Y shares	936,587,113
Total Net Assets	$3,489,469,542

Shares Outstanding:
Class A shares	232,791,036
Class C shares	174,648,376
Class I shares	3,670,720
Class Y shares	143,285,726
Total Shares Outstanding	554,395,858

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 17

STATEMENT OF OPERATIONS For the Year Ended November 30, 2017

Investment Income
Distributions from:
Unaffiliated MLP Investments and Related Entities	$128,183,306
Affiliated MLP Investments and Related Entities	205,714,386
Less return of capital on distributions from:
Unaffiliated MLP Investments and Related Entities	(128,183,306)
Affiliated MLP Investments and Related Entities	(205,714,386)
Dividend income	9,292,533
Total investment income	9,292,533

Expenses
Management fees	36,942,862
Distribution and service plan fees
Class A	4,220,037
Class C	12,111,576
Transfer agent fees
Class A	3,722,776
Class C	2,664,669
Class I	6,579
Class Y	2,161,548
Administrative fees	843,908
Borrowing fees	273,406
Registration fees	266,964
Legal, auditing, and other professional fees	232,682
Tax expense	230,808
Custody fees	178,635
Trustees' fees	111,588
Other	83,180
Total expenses, before waivers and deferred taxes	64,051,218
Less expense waivers	(4,234,851)
Net expenses, before deferred taxes	59,816,367

Net investment loss, before deferred taxes	(50,523,834)
Deferred tax benefit	8,162,717
Net investment loss, net of deferred taxes	(42,361,117)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains/(Losses)
Investments from:
Unaffiliated companies	93,130,801
Affiliated companies	(21,105,688)
Deferred tax expense	(13,211,094)
Net realized gains, net of deferred taxes	58,814,019
Net Change in Unrealized Appreciation/(Depreciation)
Investments from:
Unaffiliated companies	(222,763,140)
Affiliated companies	(98,799,917)
Deferred tax benefit	62,609,264
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(258,953,793)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	(200,139,774)
Change in net assets resulting from operations	$(242,500,891)

See accompanying Notes to Financial Statements.

18 OPPENHEIMER STEELPATH MLP INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(42,361,117)	$(29,635,435)
Net realized gains/(losses) on investments, net of deferred taxes	58,814,019	(400,661,732)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(258,953,793)	679,572,043
Change in net assets resulting from operations	(242,500,891)	249,274,876

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(143,269,737)	(153,936,794)
Class C shares	(107,915,184)	(118,262,435)
Class I shares	(1,863,906)	(715,882)
Class Y shares	(81,729,622)	(74,346,616)
Total distributions to shareholders from return of capital:	(334,778,449)	(347,261,727)

Distributions to shareholders from income:
Class A shares	(22,243,162)	—
Class C shares	(16,754,234)	—
Class I shares	(289,378)	—
Class Y shares	(12,688,828)	—
Total distributions to shareholders from income:	(51,975,602)	—
Change in net assets resulting from distributions to shareholders	(386,754,051)	(347,261,727)

Beneficial Interest Transactions
Class A shares	64,133,015	357,458,026
Class C shares	50,715,646	157,347,884
Class I shares	7,559,960	20,453,290
Class Y shares	236,323,383	191,230,622
Change in net assets resulting from beneficial interest transactions	358,732,004	726,489,822
Change in net assets	(270,522,938)	628,502,971

Net Assets
Beginning of period	3,759,992,480	3,131,489,509
End of period	$3,489,469,542	$3,759,992,480

Undistributed net investment loss, net of deferred taxes	$(217,121,533)	$(122,784,814)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 19

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.47	$7.78	$11.01	$10.86	$9.83
Income/(loss) from investment operations:
Net investment loss[1]	(0.06)	(0.05)	(0.06)	(0.09)	(0.09)
Return of capital[1]	0.39	0.41	0.48	0.48	0.49
Net realized and unrealized gains/(losses)	(0.72)	0.11	(2.87)	0.54	1.41
Total from investment operations	(0.39)	0.47	(2.45)	0.93	1.81
Distributions to shareholders:
Return of capital	(0.62)	(0.78)	(0.78)	(0.78)	(0.78)
Income	(0.09)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$6.37	$7.47	$7.78	$11.01	$10.86

Total Return, at Net Asset Value[2]	(5.91%)	7.29%	(23.32%)	8.66%	18.79%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,482,395	$1,681,230	$1,355,597	$2,116,790	$1,452,182
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.47%	1.49%	1.49%	1.50%	1.42%
Expense (waivers)	(0.11%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.07%)
Net of (waivers) and before deferred tax expense/(benefit)	1.36%[3]	1.37%[3]	1.38%[3]	1.38%[3]	1.35%[4]
Deferred tax expense/(benefit)[5,6]	(1.47%)	2.07%	(12.85%)	4.38%	6.97%
Total expenses/(benefit)	(0.11%)	3.44%	(11.47%)	5.76%	8.32%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(1.11%)	(1.09%)	(1.22%)	(1.41%)	(1.32%)
Expense (waivers)	(0.11%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.07%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(1.00%)	(0.97%)	(1.11%)	(1.29%)	(1.25%)
Deferred tax benefit[6,7]	0.21%	0.32%	0.54%	0.56%	0.45%
Net investment loss	(0.79%)	(0.65%)	(0.57%)	(0.73%)	(0.80%)

Portfolio turnover rate	17%	22%	18%	14%	4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.35%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.12	$7.51	$10.73	$10.68	$9.75
Income/(loss) from investment operations:
Net investment loss[1]	(0.14)	(0.12)	(0.15)	(0.17)	(0.14)
Return of capital[1]	0.39	0.41	0.48	0.48	0.50
Net realized and unrealized gains/(losses)	(0.67)	0.10	(2.77)	0.52	1.35
Total from investment operations	(0.42)	0.39	(2.44)	0.83	1.71
Distributions to shareholders:
Return of capital	(0.62)	(0.78)	(0.78)	(0.78)	(0.78)
Income	(0.09)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$5.99	$7.12	$7.51	$10.73	$10.68

Total Return, at Net Asset Value[2]	(6.65%)	6.44%	(23.85%)	7.84%	17.88%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$1,046,385	$1,199,208	$1,096,028	$1,701,552	$869,041
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	2.22%	2.24%	2.24%	2.25%	2.18%
Expense (waivers)	(0.11%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.07%)
Net of (waivers) and before deferred tax expense/(benefit)	2.11%[3]	2.12%[3]	2.13%[3]	2.13%[3]	2.11%[4]
Deferred tax expense/(benefit)[5,6]	(1.47%)	2.07%	(12.85%)	4.38%	5.39%
Total expenses/(benefit)	0.64%	4.19%	(10.72%)	6.51%	7.50%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(2.39%)	(2.28%)	(2.21%)	(2.21%)	(2.08%)
Expense (waivers)	(0.11%)[8]	(0.12%)	(0.11%)	(0.12%)	(0.07%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(2.28%)	(2.16%)	(2.10%)	(2.09%)	(2.01%)
Deferred tax benefit[6,7]	0.21%	0.32%	0.54%	0.56%	0.73%
Net investment loss	(2.07%)	(1.84%)	(1.56%)	(1.53%)	(1.28%)

Portfolio turnover rate	17%	22%	18%	14%	4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 2.10%.
4.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 2.10%.
5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.66	$7.93	$11.17	$10.97	$11.15
Income/(loss) from investment operations:
Net investment income/(loss)[3]	0.004	0.16	(0.03)	0.01	(0.03)
Return of capital[3]	0.39	0.41	0.48	0.48	0.22
Net realized and unrealized gains/(losses)	(0.77)	(0.06)	(2.91)	0.49	0.02
Total from investment operations	(0.38)	0.51	(2.46)	0.98	0.21
Distributions to shareholders:
Return of capital	(0.62)	(0.78)	(0.78)	(0.78)	(0.39)
Income	(0.09)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.78)	(0.78)	(0.78)	(0.39)
Net asset value, end of period	$6.57	$7.66	$7.93	$11.17	$10.97

Total Return, at Net Asset Value[5]	(5.61%)	7.68%	(23.06%)	9.04%	1.90%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$24,103	$20,112	$235	$331	$113
Ratio of Expenses to Average Net Assets:[6]
Before deferred tax expense/(benefit)	1.03%[7]	1.01%[7]	1.05%[7]	1.05%[7]	1.16%[8]
Deferred tax expense/(benefit)[9,10]	(1.47%)	2.07%	(12.85%)	4.38%	2.23%
Total expenses/(benefit)	(0.44%)	3.08%	(11.80%)	5.43%	3.39%

Ratio of Investment Gain/(Loss) to Average Net Assets:[6]
Before deferred tax benefit/(expense)	(0.21%)	1.69%	(0.88%)	(0.45%)	(1.05%)
Deferred tax benefit[10,11]	0.21%	0.32%	0.54%	0.56%	0.37%
Net investment income/(loss)	0.00%[12]	2.01%	(0.34%)	0.11%	(0.68%)

Portfolio turnover rate	17%	22%	18%	14%	4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.	Less than $0.005.
5.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6.	Annualized for less than full year.
7.

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.02%, 0.99%, 1.02%, and 1.02% for the years ended November 30, 2017, November 30, 2016, November 30, 2015, and November 28, 2014, respectively.

8.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.14%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

11.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
12.	Less than 0.005%.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.63	$7.91	$11.15	$10.97	$9.89
Income/(loss) from investment operations:
Net investment loss[2]	(0.03)	(0.02)	(0.02)	(0.04)	(0.07)
Return of capital[2]	0.39	0.41	0.48	0.48	0.49
Net realized and unrealized gains/(losses)	(0.74)	0.11	(2.92)	0.52	1.44
Total from investment operations	(0.38)	0.50	(2.46)	0.96	1.86
Distributions to shareholders:
Return of capital	(0.62)	(0.78)	(0.78)	(0.78)	(0.78)
Income	(0.09)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of period	$6.54	$7.63	$7.91	$11.15	$10.97

Total Return, at Net Asset Value[3]	(5.64%)	7.56%	(23.11%)	8.85%	19.19%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$936,587	$859,443	$679,630	$992,009	$535,124
Ratio of Expenses to Average Net Assets:
Before (waivers) and deferred tax expense/(benefit)	1.22%	1.24%	1.24%	1.24%	1.18%
Expense (waivers)	(0.11%)[9]	(0.12%)	(0.11%)	(0.12%)	(0.07%)
Net of (waivers) and before deferred tax expense/(benefit)	1.11%[4]	1.12%[4]	1.13%[4]	1.12%[4]	1.11%[5]
Deferred tax expense/(benefit)[6,7]	(1.47%)	2.07%	(12.85%)	4.38%	6.68%
Total expenses/(benefit)	(0.36%)	3.19%	(11.72%)	5.50%	7.79%

Ratio of Investment Loss to Average Net Assets:
Before (waivers) and deferred tax benefit/(expense)	(0.71%)	(0.72%)	(0.81%)	(1.01%)	(1.08%)
Expense (waivers)	(0.11%)[9]	(0.12%)	(0.11%)	(0.12%)	(0.07%)
Net of expense (waivers) and before deferred tax benefit/(expense)	(0.60%)	(0.60%)	(0.70%)	(0.89%)	(1.01%)
Deferred tax benefit[7,8]	0.21%	0.32%	0.54%	0.56%	0.37%
Net investment loss	(0.39%)	(0.28%)	(0.16%)	(0.33%)	(0.64%)

Portfolio turnover rate	17%	22%	18%	14%	4%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.	Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%.
5.	Includes franchise tax expense. Without franchise tax expense the net expense ratio would be 1.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

8.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
9.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP INCOME FUND 23

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within an 18-month holding period measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

24 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

OPPENHEIMER STEELPATH MLP INCOME FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2017, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund (see Note 9). The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.6 percent for state and local tax, net of federal tax expense.

26 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2017:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense (benefit)	$—

Deferred tax expense (benefit)
Federal	$(54,559,228)
State	(3,001,659)
Total deferred tax expense (benefit)	$(57,560,887)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of federal statutory income tax rate	$(105,021,624)	(35.00%)
State income taxes net of federal benefit	(4,800,989)	(1.60%)
Effect of state tax rate change	(507,523)	(0.17%)
Effect of permanent differences	701,733	0.23%
Change in valuation allowance	52,067,516	17.35%
Total income tax expense (benefit)	$(57,560,887)	(19.19%)

For the year ended November 30, 2017 the Fund’s effective tax rate of 19.19% (net benefit) differed from the combined federal and state statutory tax rate of 36.60% (net benefit) mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

OPPENHEIMER STEELPATH MLP INCOME FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2017, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions, or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$250,139,202
Net operating loss carryforward (tax basis) - State	11,434,935
Capital loss carryforward (tax basis)	142,172,826
Book to tax differences - Income recognized from MLPs	9,156,360
Valuation allowance	(52,067,516)
Total deferred tax asset	360,835,807

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(116,183,776)
Total deferred tax liability	(116,183,776)

Total net deferred tax asset/(liability)	$244,652,031

28 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 30, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	159,225,802
11/30/2035	258,885,745
11/30/2036	144,231,370
11/30/2037	92,339,709
Total	$714,683,435

At November 30, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$388,450,343
Total	$388,450,343

During the year ended November 30, 2017, the Fund utilized $83,846,790 of capital loss carryforward.

OPPENHEIMER STEELPATH MLP INCOME FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,952,931,641
Gross Unrealized Appreciation	$693,378,489
Gross Unrealized Depreciation	(374,214,754)
Net Unrealized Appreciation (Depreciation) on Investments	$319,163,735

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

30 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER STEELPATH MLP INCOME FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$3,099,100,727	$—	$—	$3,099,100,727
Common Stocks*	86,310,097	—	—	86,310,097
Preferred MLP Investments and Related Entities*	19,991,623	—	66,692,929	86,684,552
Total Assets	$3,205,402,447	$—	$66,692,929	$3,272,095,376

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

32 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the beginning of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance November 30, 2016	$44,926,890
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	1,655,103
Total realized gain/(loss)	—
Purchases	26,749,973
Sales	—
Payment in kind distributions	2,896,926
Conversion to common shares, at cost	(3,097,896)
Return of capital distributions	(6,438,067)
Transfers out of Level 3 during the period	—
Ending balance November 30, 2017	$66,692,929

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2017 is ($4,782,964).

OPPENHEIMER STEELPATH MLP INCOME FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of November 30, 2017:

Assets Table Investments, at Value:	Value as of November 30, 2017	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Preferred Stocks	$13,000,945	Discounted Cash Flow Model	Illiquidity Discount	n/a	7	%(a)
			Estimated Yield	n/a	12	%(a)
	30,525,000	Discounted Cash Flow Model	Illiquidity Discount	n/a	7	%(b)
			Estimated Yield	10.3% - 11.3%	10.8	%(b)
	23,166,984	Discounted Cash Flow Model	Annual Illiquidity Discount	n/a	10	%(c)
			Estimated Yield	n/a	8.64	%(c)
Total	$66,692,929

(a)

The Fund fair values certain preferred shares using a discounted cash flow model which values the shares at the expected value of common units to be received in PIK conversion based on: the current price of the common shares (observable), the 20-day volume weighted average price (VWAP) of the common shares (observable), the 3-day volume weighted average price of the common shares (observable), and a discount rate, which is derived from the estimated yield and an illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

(b)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in expected yields.

(c)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and an estimated yield based on a recent transaction. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could increase (decrease) significantly based on an increase (decrease) in estimated yields.

34 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured

OPPENHEIMER STEELPATH MLP INCOME FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLP investments are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLP investments. The amount of cash that a MLP investment has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP investment’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	76,648,986	$562,027,068	99,080,823	$688,572,838
Dividends and/or distributions reinvested	20,834,596	148,605,318	19,124,478	134,212,798
Redeemed	(89,788,189)	(646,499,371)	(67,332,630)	(465,327,610)
Net increase	7,695,393	$64,133,015	50,872,671	$357,458,026

Class C
Sold	37,695,717	$263,475,818	44,246,838	$297,646,619
Dividends and/or distributions reinvested	17,820,248	120,281,808	16,703,083	111,919,047
Redeemed	(49,309,164)	(333,041,980)	(38,483,394)	(252,217,782)
Net increase	6,206,801	$50,715,646	22,466,527	$157,347,884

Class I
Sold	2,298,743	$17,027,108	2,596,857	$20,445,968
Dividends and/or distributions reinvested	231,076	1,680,290	75,809	580,892
Redeemed	(1,486,096)	(11,147,438)	(75,276)	(573,570)
Net increase	1,043,723	$7,559,960	2,597,390	$20,453,290

36 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class Y
Sold	76,083,142	$568,884,555	63,838,365	$445,760,663
Dividends and/or distributions reinvested	12,814,559	93,199,143	10,220,369	73,088,148
Redeemed	(58,254,854)	(425,760,315)	(47,312,989)	(327,618,189)
Net increase	30,642,847	$236,323,383	26,745,745	$191,230,622

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2017, were as follows:

	Purchases	Sales
Investment securities	$923,916,093	$631,708,372

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

The Fund’s effective management fee for the year ended November 30, 2017 was 0.95% of average annual net assets before any applicable waivers.

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to

OPPENHEIMER STEELPATH MLP INCOME FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

38 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2017	$1,673,663	$49,829	$172,771

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of this expense. During the year ended November 30, 2017, the Manager reimbursed $1,604,462, $1,156,882, and $939,010 for Class A, Class C, and Class Y, respectively. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

The following table represents amounts eligible for recovery at November 30, 2017:

Eligible Expense Recoupment Expiring:
November 30, 2018	$4,433,066
November 30, 2019	3,593,107
November 30, 2020	3,700,354

OPPENHEIMER STEELPATH MLP INCOME FUND 39

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

During the year ended November 30, 2017, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$232,083
Class C	166,162
Class Y	136,252

This fee waiver and/or reimbursement may be terminated at any time and is not eligible for recoupment.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $215,220,851 in purchases and $55,675,600 in sales considered cross-trades, resulting in ($6,466,924) of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Plus Fund, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as

40 OPPENHEIMER STEELPATH MLP INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Borrowing Agreement (Continued)

such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Prior to the renewal of the Loan Agreement on November 17, 2017 borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. At the renewal of the Loan Agreement, November 17, 2017, borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2017, the Fund paid $273,406 in borrowing fees. The Fund did not utilize the facility during the year ended November 30, 2017.

9. Subsequent Event

On December 22, 2017 (Date of Enactment), President Trump signed the Tax Cuts and Jobs Act into law, which includes a broad range of tax reform provisions. Management is currently evaluating the impact the Tax Cuts and Jobs Act will have on the Fund. The federal income tax rate for corporations changed from the current 35% rate to 21% beginning January 1, 2018, which may have a material impact on future financial statements. The change in federal income tax rate was recorded on the Date of Enactment, resulting in a decrease to the Fund’s deferred tax asset and a corresponding decrease to net assets of the Fund by (2.4%).

OPPENHEIMER STEELPATH MLP INCOME FUND 41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Income Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Income Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian or by other auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Income Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

42 OPPENHEIMER STEELPATH MLP INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP INCOME FUND 43

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund underperformed its category median for the one-, three-, and five-year periods. The Board also noted the Adviser used an internal ranking methodology with a more focused analysis of the MLP investing universe and competitors. The Board considered that the fund ranked in the second percentile using this internal ranking methodology for the one-year period ended December 31, 2016.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board considered that the Manager has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage

44 OPPENHEIMER STEELPATH MLP INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

of average daily net assets, will not exceed the following annual rates: 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. The fee limitation may not be amended or withdrawn prior to its expiration on March 30, 2018, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP INCOME FUND 45

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Income Fund	6/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	7/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	8/4/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	9/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	10/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	11/3/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Income Fund	11/28/17	0.0%	0.0%	100.0%

46 OPPENHEIMER STEELPATH MLP INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP INCOME FUND 47

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

48 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951

Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP INCOME FUND 51

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 109 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

52 OPPENHEIMER STEELPATH MLP INCOME FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969

Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 109 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 109 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 109 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 109 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP INCOME FUND 53

OPPENHEIMER STEELPATH MLP INCOME FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

54 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure. Information Sources

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

OPPENHEIMER STEELPATH MLP INCOME FUND 55

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

56 OPPENHEIMER STEELPATH MLP INCOME FUND

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OPPENHEIMER STEELPATH MLP INCOME FUND 63

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1390.001.1217 January 25, 2018

Annual Report 11/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
SteelPath MLP Alpha Plus Fund

Fund Performance Discussion	3
Top Holdings and Allocations	7
Share Class Performance	8
Fund Expenses	10
Statement of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	40
Board Approval of the Fund’s Investment Advisory Agreement	41
Distribution Sources	44
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	45
Trustees and Officers	46
Privacy Policy Notice	53

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
1-Year	-11.36%	-16.44%	22.87%	-6.83%
5-Year	-2.13%	-3.29%	15.74%	-1.61%
Since Inception (2/6/12)	-1.08%	-2.08%	14.79%	-0.60%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -11.36% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), provided a total return of -6.83%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return of 22.87%.

Despite underperforming the broader markets over the twelve-month reporting period ended November 30, 2017, we believe midstream operators are set to benefit from several tailwinds in the years ahead. Commodity prices have improved, a recovery in U.S. production of crude oil and natural gas is evident, and capital market conditions have improved from the depths of the cycle.

Out of the extreme energy industry turbulence that reflected the cyclical break in oil prices that began in late 2014, a new normal appears to have emerged. In this new-normal environment, crude oil prices are likely to stay significantly below pre-break levels but, in our view, U.S. shale producers appear capable of delivering moderate production growth nonetheless. As such, we see midstream assets benefiting from a durable period of volume growth. Further, the massive, and expensive, buildout of pipelines and other infrastructure needed to accommodate the new shale production basins also appears to be moderating. As a result, we believe

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 3

many midstream operators sit in the enviable position of having the capacity to flow growing volumes through existing assets rather than needing to fund large new capacity additions. Therefore, as the energy markets continue to normalize, the midstream sector appears poised to offer visible business growth at attractive valuations.

Over the reporting period, we estimate approximately $23 billion of new equity supply entered the market through either secondary offerings, initial public offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a modest decrease from the approximately $26 billion that was raised over the twelve month reporting period ended November 30, 2016. MLPs also raised approximately $31 billion of debt capital during the period. Most MLPs pay out the majority of excess cash flow as distributions to investors, and therefore must raise external capital to fund growth projects and to fund acquisitions.

MACRO REVIEW

West Texas Intermediate (WTI) crude oil prices ended the reporting period at $57.40 per barrel, up 16% from the prior year. Global crude prices, as measured by Brent crude oil, traded 26% higher over the reporting period. The crude oil price improvement appears linked to healthy demand growth and continued reduction in global inventories. Brent exited the period at a $6 per barrel premium to WTI, widening from recent normalized levels of $1 to $3 per barrel. While the Brent-WTI spread is wider than normal, it is similar in magnitude to the spread between crude oil priced along the U.S. Gulf Coast and WTI. Importantly, this inland differential provides an arbitrage opportunity for industry participants with midstream capacity from inland basins to the Gulf Coast and is supportive for midstream providers seeking to contract new capacity, principally from the Permian basin.

Henry Hub natural gas spot prices exited the period at $2.94 per million British thermal units (“mmbtu”), down 11% over the reporting period. Over the period natural gas storage levels have normalized to five year average levels as increased exports have become a reality via both liquefied natural gas and new pipelines to Mexico, and production has resumed a growth trajectory in key low-cost areas such as Appalachia, the Haynesville shale, and the Permian basin.

Mont Belvieu NGL prices ended the reporting period at $32.16 per barrel, a 35% increase over the reporting period. All of the NGL purity products ended the period higher than the same time in the prior year, with particular strength in propane pricing, which benefited from improved inventory levels and robust export volumes. Frac spreads, a measure of natural gas processing economics, ended the period at $0.50 per gallon, up 82% over the reporting period. Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

4 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

The yield curve modestly flattened over the reporting period as short rates increased while the yields on longer-dated maturities declined. The ten-year Treasury yield rose eight basis points to end the period at 2.41%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 66 basis points to 5.71%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of 13.86% (as measured by the Dow Jones Equity REIT Total Return Index) and 25.94% (as measured by the Dow Jones Utility Average Index), respectively, as compared to the AMZ’s total return of -6.83%. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, exiting significantly below the ten-year average.

SUBSECTOR REVIEW

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, the gathering and processing subsector provided the best performance over the period, buoyed by improved volumetric projections. The marine group also benefited by improving production expectations alongside continued strength in export volumes.

The diversified and petroleum pipeline subsectors experienced the weakest average performance over the reporting period. Both subsectors saw healthy performance from many constituents offset by particularly weak performance from a select subset of partnerships that either reduced their distribution payouts or saw increasing risk of a distribution cut.

FUND REVIEW

Key contributors to the Fund were MPLX, LP (MPLX) and Andeavor Logistics, LP (ANDX).

MPLX units outperformed over the period as the company and its sponsor, Marathon Petroleum (MPC), advanced their ongoing dropdown and incentive distribution rights restructuring plan. Specifically, late in the period MPLX acquired a 25% interest in the Explorer Pipeline, a 35% interest in the Southern Access Extension Pipeline, and a 41% interest in the Louisiana Offshore Oil Port from MPC for $1.1 billion. MPC holds midstream assets with an additional $1 billion of annualized EBITDA that are expected to be dropped to MPLX during 2018.

ANDX units outperformed over the period following its purchase of Western Refining Logistics, LP, and ANDX’s sponsor, Andeavor, Inc. (ANDV), purchasing Western Refining. Following the acquisitions, ANDX gained well positioned assets in the Permian Basin and its sponsor diversified its asset base and added to its sizable midstream dropdown backlog that is expected to help drive sustained growth at the MLP.

Key detractors from the Fund were Energy Transfer Partners, LP (ETP) and Buckeye Partners, L.P. (BPL).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 5

ETP underperformed over the period as market participants adjusted portfolio weightings following its merger with Sunoco Logistics and ahead of the partnership’s reduced weighting in the AMZ resulting from Alerian’s updated index methodology. ETP expects to target near term distribution growth in the low double digits while maintaining distribution coverage in excess of 1.0x. With several multi-billion dollar projects expected to enter service in late 2017 and early 2018, we believe ETP is well positioned to deliver on its projections.

BPL underperformed over the period following the partnership’s second quarter earnings call in which management guided to a softer near-term storage market. However, the partnership has a proven history of managing through storage cycles well and we believe any weakness is likely transitory. Further, during the third quarter of 2017 BPL issued over $200 million in equity through a private placement to alleviate equity financing needs through the first half of 2018.

Separately, the Fund also obtains leverage through borrowing, which did not produce a significant impact to its performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of a valuation allowance. If a valuation allowance is established, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund had a valuation allowance in place during the reporting period and at period end. See Note 2 of the Notes to Financial Statements for more information.

OUTLOOK

We believe the midstream sector is in a position to benefit from several important tailwinds that market sentiment and equity valuations appear to underestimate. Further, we believe that as the broader energy markets continue to normalize, even at today’s commodity prices, these tailwinds may begin to attract greater investor interest and aid in the sector’s recovery.

Stuart Cartner Portfolio Manager	Brian Watson, CFA Portfolio Manager

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Top Holdings and Allocations

TOP TEN MASTER LIMITED PARTNERSHIP AND RELATED ENTITIES HOLDINGS

Energy Transfer Partners LP	14.43%
Enterprise Products Partners LP	13.53%
Energy Transfer Equity LP	10.54%
MPLX LP	10.51%
Targa Resources Corp.	9.74%
Magellan Midstream Partners LP	9.12%
TC Pipelines LP	8.56%
Buckeye Partners LP	8.09%
Williams Partners LP	6.45%
Tallgrass Energy GP LP	6.19%

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total value of investments.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/12	-11.36%	-2.13%	-1.08%
Class C (MLPMX)	5/22/12	-12.10%	-2.89%	-1.19%
Class I (OSPPX)	6/28/13	-11.12%	N/A	-6.17%
Class Y (MLPNX)	12/30/11	-11.18%	-1.90%	-0.58%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (MLPLX)	2/6/12	-16.44%	-3.29%	-2.08%
Class C (MLPMX)	5/22/12	-12.90%	-2.89%	-1.19%
Class I (OSPPX)	6/28/13	-11.12%	N/A	-6.17%
Class Y (MLPNX)	12/30/11	-11.18%	-1.90%	-0.58%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%, and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

8 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Actual	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During 6 Months Ended November 30, 2017
CLASS A	$ 1,000.00	$ 874.20	$ 23.24
CLASS C	1,000.00	869.90	26.72
CLASS I	1,000.00	874.50	21.33
CLASS Y	1,000.00	873.90	22.08

Hypothetical (5% return before expenses)
CLASS A	1,000.00	1,000.20	24.81
CLASS C	1,000.00	996.42	28.53
CLASS I	1,000.00	1,002.25	22.78
CLASS Y	1,000.00	1,001.44	23.58

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2017 are as follows:

Class	Expense Ratios
CLASS A	4.95%
CLASS C	5.70
CLASS I	4.54
CLASS Y	4.70

The expense ratios for Class A, C, and Y reflect voluntary waivers and/or reimbursement of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 11

STATEMENT OF INVESTMENTS November 30, 2017

Description	Shares	Value
MLP Investments and Related Entities — 126.0%
Diversified — 23.0%
Enterprise Products Partners LP [1]	1,145,507	$28,213,837
Westlake Chemical Partners LP [1]	283,806	6,243,732
Williams Partners LP [1]	366,433	13,448,091
Total Diversified		47,905,660

Gathering/Processing — 15.0%
Antero Midstream GP LP [1]	370,120	6,569,630
Targa Resources Corp. [1]	467,990	20,310,766
Western Gas Partners LP [1]	100,263	4,493,788
Total Gathering/Processing		31,374,184

Natural Gas Pipelines — 48.5%
Energy Transfer Equity LP [1]	1,356,596	21,976,855
Energy Transfer Partners LP [1]	1,812,170	30,100,135
EQT Midstream Partners LP [1]	115,355	7,915,660
Rice Midstream Partners LP [1]	375,061	7,812,521
Tallgrass Energy GP LP [1]	571,013	12,904,894
Tallgrass Energy Partners LP [1]	60,724	2,666,998
TC Pipelines LP [1]	351,284	17,848,740
Total Natural Gas Pipelines		101,225,803

Petroleum Transportation — 39.5%
Buckeye Partners LP [1]	367,514	16,879,918
Genesis Energy LP [1]	203,219	4,363,112
Magellan Midstream Partners LP [1]	283,979	19,026,593
MPLX LP [1]	611,082	21,913,401
Phillips 66 Partners LP [1]	159,683	7,482,745
Plains All American Pipeline LP [1]	311,099	6,066,431
Plains GP Holdings LP, Class A [1]	317,850	6,544,531
Total Petroleum Transportation		82,276,731

Total MLP Investments and Related Entities
(identified cost $282,477,038)		262,782,378

Common Stock — 3.2%
Diversified — 3.2%
Williams Cos., Inc. [1]	233,178	6,773,821

Total Common Stock
(identified cost $7,219,596)		6,773,821

Short-Term Investments — 0.3%
Money Market — 0.3%
Fidelity Treasury Portfolio, Institutional Class, 0.962% [2]	$561,277	561,277

Total Short-Term Investments
(identified cost $561,277)		561,277

Total Investments — 129.5%
(identified cost $290,257,911)		270,117,476
Liabilities In Excess of Other Assets — (29.5)%		(61,519,276)
Net Assets — 100.0%		$208,598,200

12 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments

LP — Limited Partnership

1

As of November 30, 2017, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $165,556,640 as of November 30, 2017. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 8 of the Notes to Financial Statements for additional information.

2	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 13

STATEMENT OF ASSETS AND LIABILITIES November 30, 2017

Assets:
Investments at value (cost $290,257,911) – see accompanying Statement of Investments:	$270,117,476
Cash held as collateral	68,700
Deferred tax asset, net	12,616,381
Receivable for beneficial interest sold	297,372
Prepaid expenses	167,931
Dividends receivable	2,278
Receivable for investments sold	1,421,593
Total assets	284,691,731

Liabilities:
Payable on borrowing (See note 8)	75,000,000
Payable for beneficial interest redeemed	464,759
Payable to Manager	219,492
Current tax liability	93,378
Interest expense payable	57,458
Payable for distribution and service plan fees	53,702
Transfer agent fees payable, net of voluntary waiver	35,877
Borrowing expense payable	7,407
Trustees' fees payable	4,084
Other liabilities	157,374
Total liabilities	76,093,531

Net Assets	$208,598,200

Composition of Net Assets
Par value of shares of beneficial interest	$33,330
Paid-in capital	315,837,521
Undistributed net investment loss, net of deferred taxes	(30,336,560)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(50,247,570)
Net unrealized depreciation on investments, net of deferred taxes	(26,688,521)
Net Assets	$208,598,200

14 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$6.28
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.66
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$5.97
Class I Shares:
Net asset value, offering price and redemption proceeds per share	$6.44
Class Y Shares:
Net asset value, offering price and redemption proceeds per share	$6.40
Net Assets:
Class A shares	$77,082,175
Class C shares	44,804,110
Class I shares	896,119
Class Y shares	85,815,796
Total Net Assets	$208,598,200

Shares Outstanding:
Class A shares	12,283,436
Class C shares	7,504,362
Class I shares	139,081
Class Y shares	13,403,572
Total Shares Outstanding	33,330,451

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 15

STATEMENT OF OPERATIONS For the Year Ended November 30, 2017

Investment Income
Distributions from MLP Investments and Related Entities	$20,805,107
Less return of capital on distributions from MLP Investments and Related Entities	(20,805,107)
Dividend income	287,213
Total investment income	287,213

Expenses
Management fees	3,168,021
Distribution and service plan fees
Class A	264,063
Class C	533,518
Transfer agent fees
Class A	234,721
Class C	117,435
Class I	186
Class Y	204,052
Legal, auditing, and other professional fees	119,291
Registration fees	90,254
Administrative fees	65,372
Custody fees	31,022
Trustees' fees	15,241
Borrowing fees	4,400
Other	40,385
Net expenses, before interest expense from payable on borrowing and deferred taxes	4,887,961
Interest expense from payable on borrowing	1,455,143
Net expenses, before waivers and deferred taxes	6,343,104
Less waivers	(34,697)
Net expenses, before deferred taxes	6,308,407

Net investment loss, before deferred taxes	(6,021,194)
Deferred tax expense, net of change in valuation allowance	(500,517)
Net investment loss, net of deferred taxes	(6,521,711)

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gains
Investments	7,818,585
Deferred tax benefit, net of change in valuation allowance	781,681
Current tax expense	(93,378)
Net realized gains, net of deferred taxes	8,506,888
Net Change in Unrealized Appreciation/(Depreciation)
Investments	(27,367,287)
Deferred tax expense, net of change in valuation allowance	(2,783,617)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(30,150,904)

Net realized and unrealized gains/(losses) on investments, net of deferred taxes	(21,644,016)
Change in net assets resulting from operations	$(28,165,727)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Operations
Net investment loss, net of deferred taxes	$(6,521,711)	$(3,771,727)
Net realized gains/(losses) on investments, net of deferred taxes	8,506,888	(36,348,136)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(30,150,904)	54,445,584
Change in net assets resulting from operations	(28,165,727)	14,325,721

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(4,742,853)	(9,504,509)
Class C shares	(2,552,952)	(3,998,014)
Class I shares	(29,788)	(37,499)
Class Y shares	(4,243,810)	(6,731,205)
Total distributions to shareholders from return of capital:	(11,569,403)	(20,271,227)

Distributions to shareholders from income:
Class A shares	(4,213,889)	—
Class C shares	(2,268,224)	—
Class I shares	(26,465)	—
Class Y shares	(3,770,502)	—
Total distributions to shareholders from income:	(10,279,080)	—
Change in net assets resulting from distributions to shareholders	(21,848,483)	(20,271,227)

Beneficial Interest Transactions
Class A shares	(30,955,691)	35,004,880
Class C shares	7,099,339	10,912,544
Class I shares	590,713	118,193
Class Y shares	30,039,447	(8,060,847)
Change in net assets resulting from beneficial interest transactions	6,773,808	37,974,770
Change in net assets	(43,240,402)	32,029,264

Net Assets
Beginning of period	251,838,602	219,809,338
End of period	$208,598,200	$251,838,602

Undistributed net investment loss, net of deferred taxes	$(30,336,560)	$(13,535,769)

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 17

STATEMENT OF CASH FLOWS For the Year Ended November 30, 2017

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(28,165,727)
Non cash items included in operations:
Deferred income taxes	2,502,453
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(147,259,657)
Sales of long-term portfolio investments	147,549,308
Purchase of short-term portfolio investments, net	(561,277)
Distributions from Master Limited Partnerships	20,906,079
Increase in prepaid expenses	(127,711)
Increase in receivable for dividends	(2,236)
Decrease in receivable for investments sold	1,843,475
Decrease in payable to Manager	(33,664)
Decrease in payable for investments purchased	(1,552,984)
Increase in current tax liabilty	93,378
Increase in other liabilities	15,020
Decrease in payable for distribution and service fees payable	(11,024)
Decrease in transfer agent fees payable	(8,609)
Decrease in trustees' fees payable	(201)
Decrease in interest expense payable	(11,658)
Decrease in borrowing expense payable	(4,788)
Net realized gain on investments	(7,818,585)
Net change in accumulated unrealized depreciation on investments	27,367,287
Net cash provided by operating activities	14,718,879

Cash flows from financing activities
Proceeds from shares sold, net of receivable for beneficial interest sold	128,962,186
Payment of shares redeemed, net of payable for beneficial interest redeemed	(142,931,834)
Distributions paid to shareholders, net of reinvestments	(1,095,201)
Proceeds from borrowing	16,000,000
Payments on borrowing	(15,000,000)
Payments to custodian for bank overdraft	(585,330)
Net cash used in financing activities	(14,650,179)

Net change in cash	68,700
Cash at beginning of period	—
Cash at end of period	$68,700

Supplemental disclosure of cash flow information:

Cash paid on interest of $1,466,801.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $20,753,282.

See accompanying Notes to the Financial Statements.

18 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2017		Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.73		$7.95	$12.95	$11.77	$9.93
Income/(loss) from investment operations:
Net investment loss[1]	(0.20)		(0.11)	(0.15)	(0.21)	(0.17)
Return of capital[1]	0.40		0.39	0.50	0.55	0.54
Net realized and unrealized gains/(losses)	(0.99)		0.16	(4.69)	1.50	2.13
Total from investment operations	(0.79)		0.44	(4.34)	1.84	2.50
Distributions to shareholders:
Return of capital	(0.35)		(0.66)	(0.66)	(0.66)	(0.66)
Income	(0.31)		—	—	—	—
Total distributions to shareholders	(0.66)		(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$6.28		$7.73	$7.95	$12.95	$11.77

Total Return, at Net Asset Value[2]	(11.36%)		6.66%	(34.68%)	15.77%	25.59%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$77,082		$125,026	$88,832	$214,846	$108,563
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred/current tax expense/(benefit)	2.42%		2.43%	2.30%	2.40%	2.45%
Expense recoupment/(waivers)	(0.01%)[7]		—%	—%	0.12%	(0.05%)
Net of recoupment/(waivers) and before deferred/current tax expense/(benefit)	2.41%[3]		2.43%[3]	2.30%[3]	2.52%[3]	2.40%[3]
Deferred/current tax expense/(benefit)[4,5]	1.02%		1.09%	(12.67%)	5.54%	8.38%
Total expenses/(benefit)	3.43%		3.52%	(10.37%)	8.06%	10.78%

Ratio of Investment Loss to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	(2.33%)		(1.84%)	(2.04%)	(2.35%)	(2.40%)
Expense recoupment/(waivers)	(0.01	%)7	—%	—%	0.12%	(0.05%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(2.32%)		(1.84%)	(2.04%)	(2.47%)	(2.35%)
Deferred tax benefit/(expense)[5,6]	(0.20%)		0.34%	0.67%	0.88%	0.87%
Net investment loss	(2.52%)		(1.50%)	(1.37%)	(1.59%)	(1.48%)

Portfolio turnover rate	46%		45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.83% 1.90%, 1.86%, 1.99% and 2.00%, for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

4.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

6.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 19

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.44	$7.73	$12.71	$11.64	$9.91
Income/(loss) from investment operations:
Net investment loss[1]	(0.27)	(0.18)	(0.22)	(0.28)	(0.22)
Return of capital[1]	0.40	0.39	0.50	0.55	0.55
Net realized and unrealized gains/(losses)	(0.94)	0.16	(4.60)	1.46	2.06
Total from investment operations	(0.81)	0.37	(4.32)	1.73	2.39
Distributions to shareholders:
Return of capital	(0.35)	(0.66)	(0.66)	(0.66)	(0.66)
Income	(0.31)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$5.97	$7.44	$7.73	$12.71	$11.64

Total Return, at Net Asset Value[2]	(12.10%)	5.91%	(35.20%)	14.98%	24.50%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$44,804	$49,474	$38,816	$57,070	$16,317
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred/current tax expense/(benefit)	3.19%	3.18%	3.05%	3.15%	3.20%
Expense recoupment/(waivers)	(0.01%)[7]	—%	—%	0.12%	(0.05%)
Net of recoupment/(waivers) and before deferred/current tax expense/(benefit)	3.18%[3]	3.18%[3]	3.05%[3]	3.27%[3]	3.15%[3]
Deferred/current tax expense/(benefit)[4,5]	1.02%	1.09%	(12.67%)	5.54%	8.16%
Total expenses/(benefit)	4.20%	4.27%	(9.62%)	8.81%	11.31%

Ratio of Investment Loss to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	(3.44%)	(2.91%)	(2.76%)	(2.94%)	(3.15%)
Expense recoupment/(waivers)	(0.01%)[7]	—%	—%	0.12%	(0.05%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(3.43%)	(2.91%)	(2.76%)	(3.06%)	(3.10%)
Deferred tax benefit/(expense)[5,6]	(0.20%)	0.34%	0.67%	0.88%	1.14%
Net investment loss	(3.63%)	(2.57%)	(2.09%)	(2.18%)	(1.96%)

Portfolio turnover rate	46%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

2.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

3.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.60%, 2.65%, 2.61%, 2.74% and 2.75%, for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and November 29, 2013, respectively.

4.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
5.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

6.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
7.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

20 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Period Ended November 29, 2013*,1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.89	$8.06	$13.06	$11.81	$11.71
Income/(loss) from investment operations:
Net investment income/(loss)[3]	(0.14)	(0.07)	(0.06)	0.02	(0.06)
Return of capital[3]	0.40	0.39	0.50	0.55	0.23
Net realized and unrealized gains/(losses)	(1.05)	0.17	(4.78)	1.34	0.26
Total from investment operations	(0.79)	0.49	(4.34)	1.91	0.43
Distributions to shareholders:
Return of capital	(0.35)	(0.66)	(0.66)	(0.66)	(0.33)
Income	(0.31)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.33)
Net asset value, end of period	$6.44	$7.89	$8.06	$13.06	$11.81

Total Return, at Net Asset Value[4]	(11.12%)	7.21%	(34.39%)	16.32%	3.71%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$896	$451	$338	$160	$10
Ratio of Expenses to Average Net Assets:[5]
Before (waivers) and deferred/current tax expense/(benefit)	2.03%	2.00%	1.86%	2.00%	2.38%
Expense (waivers)	—%	—%	—%	—%	(0.23%)
Net of (waivers) and before deferred/current tax expense/(benefit)	2.03%[6]	2.00%[6]	1.86%[6]	2.00%[6]	2.15%[6]
Deferred/current tax expense/(benefit)[7,8]	1.02%	1.09%	(12.67%)	5.54%	21.06%
Total expenses/(benefit)	3.05%	3.09%	(10.81%)	7.54%	23.21%

Ratio of Investment Income/(Loss) to Average Net Assets:[5]
Before (waivers) and deferred tax expense/(benefit)	(1.60%)	(1.35%)	(1.23%)	(0.74%)	(2.33%)
Expense (waivers)	—%	—%	—%	—%	(0.23%)
Net of expense (waivers) and before deferred tax expense/(benefit)	(1.60%)	(1.35%)	(1.23%)	(0.74%)	(2.10%)
Deferred tax benefit/(expense)[8,9]	(0.20%)	0.34%	0.67%	0.88%	0.77%
Net investment income/(loss)	(1.80%)	(1.01%)	(0.56%)	0.14%	(1.33%)

Portfolio turnover rate	46%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.

Per share net investment income/(loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5.	Annualized for less than full year.
6.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.45%, 1.47%, 1.42%, 1.47% and 1.75%, for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014 and the period ended November 29, 2013, respectively.

7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

9.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014*	Year Ended November 29, 2013*,1
Per Share Operating Data
Net Asset Value, Beginning of Period	$7.85	$8.04	$13.07	$11.84	$9.96
Income/(loss) from investment operations:
Net investment loss[2]	(0.16)	(0.11)	(0.10)	(0.14)	(0.15)
Return of capital[2]	0.40	0.39	0.50	0.55	0.54
Net realized and unrealized gains/(losses)	(1.03)	0.19	(4.77)	1.48	2.15
Total from investment operations	(0.79)	0.47	(4.37)	1.89	2.54
Distributions to shareholders:
Return of capital	(0.35)	(0.66)	(0.66)	(0.66)	(0.66)
Income	(0.31)	—	—	—	—
Total distributions to shareholders	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)
Net asset value, end of period	$6.40	$7.85	$8.04	$13.07	$11.84

Total Return, at Net Asset Value[3]	(11.18%)	6.96%	(34.59%)	16.11%	25.92%

Ratios /Supplemental Data
Net assets, end of period (in thousands)	$85,816	$76,888	$91,824	$121,190	$49,776
Ratio of Expenses to Average Net Assets:
Before recoupment/(waivers) and deferred/current tax expense/(benefit)	2.20%	2.19%	2.05%	2.15%	2.20%
Expense recoupment/(waivers)	(0.01%)[8]	—%	—%	0.12%	(0.05%)
Net of recoupment/(waivers) and before deferred/current tax expense/(benefit)	2.19%[4]	2.19%[4]	2.05%[4]	2.27%[4]	2.15%[4]
Deferred/current tax expense/(benefit)[5,6]	1.02%	1.09%	(12.67%)	5.54%	8.43%
Total expenses/(benefit)	3.21%	3.28%	(10.62%)	7.81%	10.58%

Ratio of Investment Loss to Average Net Assets:
Before recoupment/(waivers) and deferred tax expense/(benefit)	(1.84%)	(1.92%)	(1.56%)	(1.82%)	(2.15%)
Expense recoupment/(waivers)	(0.01%)[8]	—%	—%	0.12%	(0.05%)
Net of expense recoupment/(waivers) and before deferred tax expense/(benefit)	(1.83%)	(1.92%)	(1.56%)	(1.94%)	(2.10%)
Deferred tax benefit/(expense)[6,7]	(0.20%)	0.34%	0.67%	0.88%	0.78%
Net investment loss	(2.03%)	(1.58%)	(0.89%)	(1.06%)	(1.32%)

Portfolio turnover rate	46%	45%	39%	21%	15%

*	November 28, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4.

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.61%, 1.66%, 1.61%, 1.74% and 1.75%, for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 28, 2014, and November 29, 2013, respectively.

5.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
6.

Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets. Prior to December 1, 2013 the deferred tax expense and deferred tax benefit were allocated based on specific class expenses.

7.	Deferred tax benefit for the ratio calculation, when applicable, is derived from net investment income/loss only.
8.	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 (see Note 7).

See accompanying Notes to Financial Statements.

22 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

The Fund offers Class A, Class C, Class I, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 although there is no initial sales charge on Class A purchases totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge (”CDSC”) if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with OppenheimerFunds Distributor, Inc. (the “Distributor” or “OFDI”) for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 23

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in February 2018.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at

24 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

the fair value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, if applicable, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 1.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Income Taxes. The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. During the year ended November 30, 2017, the maximum marginal regular federal income tax rate for a corporation is 35 percent. Upon enactment, a change in the federal income tax rate could have a material impact to the Fund (see Note 9). The Fund may be subject to a 20 percent alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Per the below table, the Fund is currently estimating that it will owe alternative minimum tax for the year ended November 30, 2017 in the amount of $93,378, but the final alternative minimum tax due amount will not be known until the second or third quarter ended, 2018. The Fund is currently using an estimated rate of 1.6 percent for state and local tax, net of federal tax expense.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 25

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of November 30, 2017:

Current tax expense (benefit)
Federal	$93,378
State	—
Total current tax expense (benefit)	$93,378

Deferred tax expense (benefit)
Federal	$2,308,697
State	193,756
Total deferred tax expense (benefit)	$2,502,453

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of federal statutory income tax rate	$(8,949,465)	(35.00%)
State income taxes net of federal benefit	(409,118)	(1.60%)
Effect of state tax rate change	83,947	0.33%
Effect of permanent differences	(57,522)	(0.22%)
Change in valuation allowance	11,927,989	46.65%
Total income tax expense (benefit)	$2,595,831	10.16%

For the year ended November 30, 2017 the Fund’s effective tax rate of 10.16% (net expense) differed from the combined federal and state statutory tax rate of 36.60% (net benefit) mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP Investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP Investments, the Fund reports its allocable share of the MLP Investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

26 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2017, the Fund determined a valuation allowance was required. In implementing a valuation allowance on a portion of the deferred tax asset, significant consideration was given to the current and expected level of MLP distributions, unrealized gains and losses on MLP investments and the expiration dates for net operating losses and capital loss carryovers. Market cycles, the severity and duration of historical deferred tax assets and the impact of current and future redemptions were also considered. Through the consideration of these factors, the Fund has determined that it is more likely than not the deferred tax asset, net of the valuation allowance, will be realized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments, significant declines in the fair value of its investments, significant redemptions, or increased risk of expiring net operating losses or capital loss carryovers may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a change to the valuation allowance. Modifications of the valuation allowance could have a material impact on the Fund’s net asset value.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2017 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) - Federal	$14,389,751
Net operating loss carryforward (tax basis) - State	657,817
Minimum tax credit carryforward - Federal	93,378
Capital loss carryforward (tax basis)	23,793,871
Book to tax differences - Income recognized from MLPs	2,086,348
Valuation allowance	(28,257,320)
Total deferred tax asset	12,763,845

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(147,464)
Total deferred tax liability	(147,464)

Total net deferred tax asset/(liability)	$12,616,381

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 27

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2017, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At November 30, 2017, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2034	$10,198,986
11/30/2035	6,563,833
11/30/2036	24,350,754
Total	$41,113,573

During the year ended November 30, 2017, the Fund utilized $4,902,684 of net operating loss carryforward.

At November 30, 2017, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2020	$28,433,385
11/30/2021	36,577,191
Total	$65,010,576

During the year ended November 30, 2017, the Fund utilized $14,594,867 of capital loss carryforward.

28 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies (Continued)

At November 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$269,696,304
Gross Unrealized Appreciation	$33,273,796
Gross Unrealized Depreciation	(32,852,624)
Net Unrealized Appreciation (Depreciation) on Investments	$421,172

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 29

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

30 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unoservable Inputs	Value
Assets Table
Investments, at Value:
MLP Investments and Related Entities*	$262,782,378	$—	$—	$262,782,378
Common Stocks*	6,773,821	—	—	6,773,821
Short Term Investment*	561,277	—	—	561,277
Total Assets	$270,117,476	$—	$—	$270,117,476

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the year ended November 30, 2017.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 31

NOTES TO FINANCIAL STATEMENTS (Continued)

3. Securities Valuation (Continued)

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the beginning of the reporting period.

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

MLPs are generally treated as publicly traded partnerships for federal income tax purposes. Any modification to federal income tax laws and related interpretations could cause a material decrease in the value of an MLP.

Concentration Risk. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in master limited partnership (“MLP”) investments of issuers that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are taxed

32 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investments and Risks (Continued)

as “C” corporations; businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations; securities issued by MLP affiliates; and private investments in public equities (“PIPEs”) issued by MLPs. MLP investments are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLP investments. The amount of cash that a MLP investment has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP investment’s operations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	4,083,018	$31,884,864	9,486,980	$64,880,713
Dividends and/or distributions reinvested	1,093,055	8,291,137	1,199,254	8,561,036
Redeemed	(9,073,073)	(71,131,692)	(5,684,870)	(38,436,869)
Net increase/(decrease)	(3,897,000)	$(30,955,691)	5,001,364	$35,004,880

Class C
Sold	2,158,787	$16,571,994	3,067,774	$20,881,354
Dividends and/or distributions reinvested	617,027	4,418,196	523,447	3,626,967
Redeemed	(1,923,820)	(13,890,851)	(1,960,663)	(13,595,777)
Net increase	851,994	$7,099,339	1,630,558	$10,912,544

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 33

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	95,393	$692,659	22,421	$163,159
Dividends and/or distributions reinvested	7,469	55,683	5,136	36,929
Redeemed	(20,989)	(157,629)	(12,234)	(81,895)
Net increase	81,873	$590,713	15,323	$118,193

Class Y
Sold	10,151,403	$79,694,479	9,457,670	$65,227,823
Dividends and/or distributions reinvested	1,055,946	7,988,266	936,704	6,703,316
Redeemed	(7,595,418)	(57,643,298)	(12,018,296)	(79,991,986)
Net increase/(decrease)	3,611,931	$30,039,447	(1,623,922)	$(8,060,847)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2017, were as follows:

	Purchases	Sales
Investment securities	$147,259,657	$147,549,308

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

The Fund’s effective management fee for the year ended November 30, 2017 was 1.25% of average annual net assets before any applicable waivers.

34 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global Asset Management, Inc. (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on average net assets. Fees incurred with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Board has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities, if applicable. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 35

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets.

The Plan and Plans continue in effect from year to year only if the Fund’s Board votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 30, 2017	$29,465	$745	$7,575

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and other unusual expenses such as litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares.

The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense/(benefit) and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased/(decreased) by the amount of these expenses. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Fund’s Board.

36 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

7. Fees and Other Transactions with Affiliates (Continued)

The Manager and/or Transfer Agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager or Transfer Agent, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.

During the year ended November 30, 2017, the Manager and/or Transfer Agent did not recoup any expenses.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$14,371
Class C	7,369
Class Y	12,957

This fee waiver and/or reimbursement may be terminated at any time and is not eligible for recoupment.

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

Cross Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager or OFI Global (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private fund is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period the Fund had $3,621,267 in purchases and $40,081,209 in sales considered cross-trades, resulting in $1,130,451 of realized gain/(loss).

8. Borrowing Agreement

The Fund, along with Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Income Fund, and Oppenheimer SteelPath MLP Select 40 Fund (collectively, the “Trust”), is a borrower in a $700 million revolving credit agreement (the “Loan Agreement”) with a major lending institution (the “Lender”). The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 37

NOTES TO FINANCIAL STATEMENTS (Continued)

8. Borrowing Agreement (Continued)

investment limitations. As the Loan Agreement is not available exclusively to the Fund, the Fund may not be able to borrow all of its requested amounts at any given time. Amounts borrowed under the Loan Agreement, if any, are invested by the Fund under the direction of the Manager consistent with the Fund’s investment objective and policies, and as such, the related investments are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing, if any, is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. The Fund is not liable for borrowings of other Funds in the Trust. Securities that have been pledged as collateral for the borrowing are indicated in the Statement of Investments.

Prior to the renewal of the Loan Agreement on November 17, 2017, borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.65% per annum. An unused commitment fee at the rate of 0.125% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.20% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. At the renewal of the Loan Agreement, November 17, 2017, borrowings under the Loan Agreement are charged interest at a calculated rate computed by the Lender based on the one month LIBOR rate plus 0.75% per annum. An unused commitment fee at the rate of 0.30% per annum is charged for any undrawn portion of the credit facility, and each Fund of the Trust will pay its pro rata share of this fee. A facility fee of 0.10% was charged on the commitment amount, and each Fund of the Trust paid its pro rata share of this fee. The borrowing is due November 16, 2018, unless another date is mutually agreed upon by the parties of the Loan Agreement. For the year ended November 30, 2017, the Fund paid $4,400 in borrowing fees. The Fund’s payable on borrowing balance and interest at November 30, 2017 was $75,000,000 and 1.97%, respectively.

Information related to the Fund’s borrowings under the Loan Agreement for the year ended November 30, 2017, is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.67%	$80,116,438	365	$1,455,143	$90,000,000

38 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Subsequent Event

On December 22, 2017 (Date of Enactment), President Trump signed the Tax Cuts and Jobs Act into law,which includes a broad range of tax reform provisions. Management is currently evaluating the impact the Tax Cuts and Jobs Act will have on the Fund. The federal income tax rate for corporations changed from the current 35% rate to 21% beginning January 1, 2018, which may have a material impact on future financial statements. The change in federal income tax rate was recorded on the Date of Enactment, resulting in a decrease to the Fund’s deferred tax asset and a corresponding decrease to net assets of the Fund by (1.0%).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oppenheimer SteelPath MLP Alpha Plus Fund and
Board of Trustees of Oppenheimer SteelPath MLP Funds Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a series of Oppenheimer SteelPath MLP Funds Trust, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SteelPath MLP Alpha Plus Fund as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

40 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement (the “Agreement”) with OFI SteelPath, Inc. (“OFI SteelPath” or the “Manager”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreement and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the comparative investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. The Manager is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is also responsible for providing certain administrative services to the Fund. Those services, some of which are performed by affiliates of the Manager, include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 41

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. In evaluating the Manager, the Board considered the history, reputation, qualification and background of the Manager, including its corporate parent, OppenheimerFunds, Inc. (“OFI”) and corporate affiliate, OFI Global Asset Management, Inc. (“OFI Global”) (OFI and OFI Global are collectively referred to hereinafter as “OFI”), and the fact that OFI has over 50 years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and OFI’s advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and OFI’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Stuart Cartner and Brian Watson, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager and OFI as trustees of the Fund and other funds advised by the Manager or OFI. The Board considered information regarding the quality of services provided by affiliates of the Manager, which the Board members have become knowledgeable about through their experiences with the Manager or OFI and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Manager’s and OFI’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail energy limited partnership funds. The Board noted that the Fund outperformed its category median for the one-year period, although it underperformed its category median for the three-year period. The Board considered that the Fund was launched on February 6, 2012, and therefore has a relatively short performance history.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail energy limited partnership funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group medians and category medians. The Board considered that the Fund’s contractual management fee includes both the advisory fee and the administrative fee, which contribute to the Fund’s costs and noted that the administrative fee reflects the complex tax work associated with the Fund’s master limited partnership investments. The Board further considered that the Fund strategically employs leverage to attempt to enhance returns and to seek to offset the

42 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

deferred tax expenses. The Board also considered management’s assertion that the Fund ranks poorly within its peer group, since other funds in the group do not employ leverage as an investment technique.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 43

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer SteelPath MLP Alpha Plus Fund	6/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	7/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	8/4/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	9/7/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	10/6/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	11/3/17	0.0%	0.0%	100.0%
Oppenheimer SteelPath MLP Alpha Plus Fund	11/28/17	0.0%	0.0%	100.0%

44 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 45

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Trusts, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2012) Year of Birth: 1944

Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950

Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

46 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Jon S. Fossel, Trustee (since 2012) Year of Birth: 1942

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 47

TRUSTEES AND OFFICERS Unaudited / (Continued)

Beverly L. Hamilton, Trustee (since 2012) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951

Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

48 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

F. William Marshall, Jr., Trustee (since 2012) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 49

TRUSTEES AND OFFICERS Unaudited / (Continued)

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with OFI Global Asset Management, Inc. and OppenheimerFunds, Inc. by virtue of his positions as Chairman of OppenheimerFunds, Inc. and officer and director of OFI Global Asset Management, Inc. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 109 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE TRUSTS

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008; for Messrs. Cartner and Watson, 2100 McKinney Avenue, Dallas, TX 75201; and for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Stuart Cartner, Vice President (since 2010) Year of Birth: 1961

Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). A member and portfolio manager of SteelPath Fund Advisors, LLC (since its formation in 2009) and SteelPath Capital Management, LLC (since 2007). Vice President in the Private Wealth Management Division of Goldman, Sachs & Co (1988-2007). An officer of other portfolios in the OppenheimerFunds complex.

Brian Watson, Vice President (since 2012) Year of Birth: 1974

Senior Portfolio Manager of OFI SteelPath, Inc. (since January 2014); Vice President of OFI SteelPath, Inc. (2012-January 2014). Prior to joining OFI SteelPath, Inc., he was a member, portfolio manager and Director of Research of SteelPath Fund Advisors, LLC since its formation in 2009. A portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm (2005-2009). An officer of other portfolios in the OppenheimerFunds complex.

50 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

TRUSTEES AND OFFICERS Unaudited / (Continued)

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969

Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 109 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 109 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 109 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 109 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 51

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

52 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates,

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 53

PRIVACY POLICY NOTICE (Continued)

or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

54 OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

PRIVACY POLICY NOTICE (Continued)

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https:// www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND 55

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1393.001.1217 January 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)-(d)	The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on March 31, 2010. Therefore, the following information is provided for the years ending November 30, 2016, and November 30, 2017.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	FYE 11/30/2016	FYE 11/30/2017
Audit Fees	$122,000	$126,000
Audit-Related Fees	$0	$0
Tax Fees	$48,000	$48,000
All Other Fees	$0	$0

(e)(1)	During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)	The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)	The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last year.

	FYE 11/30/2016	FYE 11/30/2017
Registrant	$48,000	$48,000
Registrant’s Investment Adviser	$0	$0

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.

Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date:1/23/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date:1/23/2018

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date: 1/23/2018